UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Limited Duration Income Fund (EVV)

Annual Report

March 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2018

Eaton Vance

Limited Duration Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	72

Federal Tax Information	73

Annual Meeting of Shareholders	74

Dividend Reinvestment Plan	75

Management and Organization	77

Important Notices	80

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Credit markets generated positive returns in the mostly favorable economic and earnings environment for the 12 months ended March 31, 2018. Demand for global fixed-income assets was a tailwind, as well as accommodative or easy monetary policies from most central banks to foster economic growth, rising corporate earnings and the most synchronized global expansion since the financial crisis. The supportive backdrop provided by central bank liquidity also helped suppress volatility for most of the 12-month period, although volatility returned in the first quarter of 2018.

Although liquidity remained abundant, there were continued signs of a gradual pullback in crisis-era stimulus. In October 2017, the Federal Reserve (the Fed) began reducing its balance sheet by capping reinvestments on its mortgage and Treasury holdings. This was a well-telegraphed move that did not surprise markets, but it was in addition to the two rate hikes the Fed had already delivered in the first half of the year and was followed by a third, 25-basis-point hike in December 2017. While most other central banks remained in net easing mode, markets increasingly began considering the probability of other central banks reducing stimulus as well given the strong momentum in economic growth. In fiscal policy, U.S. lawmakers succeeded in passing a tax bill in late December — stimulus that came on the heels of above-trend GDP growth.

Against this backdrop, the ICE BofAML 1-3 Year U.S. Treasury Index and the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 0.03% and 1.20%, respectively, during the 12-month period ended March 31, 2018. The ICE BofAML U.S. High Yield Index returned 3.69%% for the period, while the S&P/LSTA Leveraged Loan Index, a loan market barometer, returned 4.43%.

Fund Performance

For the 12-month period ended March 31, 2018, Eaton Vance Limited Duration Income Fund (the Fund) had total returns of 4.72% at net asset value (NAV) and 0.99% at market price.

The Fund’s floating-rate loan investments outperformed the loan market, as measured by the S&P/LSTA Leveraged Loan Index. The Fund’s bank loan performance was enhanced by credit selection as well as several industry weightings. A market overweight in cable and satellite television and a market underweight in oil and gas both contributed to the outperformance, while a market overweight to drug companies, which underperformed, slightly detracted from Fund performance during the period. Individual credit selection contributed to the majority of the outperformance, with several overweight positions providing solid returns.

The Fund’s high-yield bond investments posted gains over the course of the one-year period, outperforming the broader high-yield market, as measured by the ICE BofAML U.S. High Yield Index. The Fund’s outperformance in high yield was mainly driven by credit selection and to a lesser extent, an overweight in the higher quality, better performing single B category. Exposure to CCC-rated9 names also aided performance as spreads in these issues compressed over the period. Though offset by positive credit selection, positioning across the various duration8 segments proved to be challenging relative to the Index over the period. Credit selection in the 2-5 year segment was a significant contributor to performance, while the Fund’s underweight to issues with shorter durations (less than 2 years) and an elevated cash position detracted from performance. From a sector perspective, credit selection in the services and retail sectors aided performance for the period. Credit selection, combined with a small underweight in the diversified financial services sector, detracted from performance during the period, while credit selection in the banks and thrifts sector also hurt performance. The Fund’s focus on higher quality, less volatile issues in the energy sector also weighed negatively on performance as lower quality, higher beta names in this sector generally outperformed over the period.

The Fund’s investments in agency mortgage-backed securities (MBS) outperformed the U.S. Treasury market, as measured by the ICE BofAML 1-10 Year U.S. Treasury Index (Treasury Index). Management held the view that the Treasury yield curve would continue to flatten throughout the year and increased its allocation to floating rate agency MBS, which would benefit from rising short end yields. The agency MBS the Fund invested in also have a shorter duration than the Treasury Index, which aided Fund performance as U.S. Treasury yields in the intermediate part of the curve rose as Fed rate hike projections increased. The Fund also benefitted from its investment in negative duration interest only agency MBS, which saw substantial spread tightening as U.S. Treasury yields rose and prepayment declined, providing additional yield on the securities.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Performance3

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Michael W. Weilheimer, CFA, Catherine McDermott, Andrew Szczurowski, CFA, and Eric A. Stein, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	4.72%	5.57%	8.07%
Fund at Market Price	—	0.99	2.68	8.09

% Premium/Discount to NAV[4]
				–11.73%

Distributions[5]
Total Distributions per share for the period				$0.967
Distribution Rate at NAV				6.56%
Distribution Rate at Market Price				7.43%

% Total Leverage[6]
Auction Preferred Shares (APS)				9.68%
Borrowings				28.12

Fund Profile

Asset Allocation (% of total investments)7

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML 1-10 Year U.S. Treasury Index is an unmanaged index of Treasury securities with maturities ranging from 1 to 10 years. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Asset allocation as a percentage of the Fund’s net assets amounted to 159.7%.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[9]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

4

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 54.2%(1)
Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.5%
Accudyne Industries, LLC
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2024	771	$776,005
IAP Worldwide Services, Inc.
Revolving Loan, 1.46%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2018(2)	172	172,470
Term Loan - Second Lien, 8.80%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2019(3)	229	186,763
TransDigm, Inc.
Term Loan, 4.77%, (USD LIBOR + 2.75%), Maturing June 9, 2023(4)	5,642	5,670,419
Term Loan, 4.71%, (USD LIBOR + 2.50%), Maturing August 22, 2024(4)	1,402	1,408,493
Wesco Aircraft Hardware Corp.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2021	1,064	1,062,420
		$9,276,570

Automotive — 1.5%
Allison Transmission, Inc.
Term Loan, 3.60%, (1 mo. USD LIBOR + 1.75%), Maturing September 23, 2022	1,774	$1,786,317
American Axle and Manufacturing, Inc.
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing April 6, 2024	3,521	3,540,080
Apro, LLC
Term Loan, 5.69%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	293	294,831
Belron Finance US, LLC
Term Loan, 4.29%, (3 mo. USD LIBOR + 2.50%), Maturing November 7, 2024	599	602,989
Chassix, Inc.
Term Loan, 7.28%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)	1,496	1,513,083
CS Intermediate Holdco 2, LLC
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing November 2, 2023	1,707	1,718,436
Dayco Products, LLC
Term Loan, 6.98%, (3 mo. USD LIBOR + 5.00%), Maturing May 19, 2023	1,191	1,205,143
FCA US, LLC
Term Loan, 3.86%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018	1,597	1,603,399
Federal-Mogul Holdings Corporation
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.75%), Maturing April 15, 2021	4,784	4,819,226

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.71%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2025		2,258	$2,268,213
Horizon Global Corporation
Term Loan, 6.38%, (1 mo. USD LIBOR + 4.50%), Maturing June 30, 2021		419	421,439
Sage Automotive Interiors, Inc.
Term Loan, 6.88%, (1 mo. USD LIBOR + 5.00%), Maturing October 27, 2022		864	873,783
TI Group Automotive Systems, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	926	1,146,293
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		1,137	1,144,383
Tower Automotive Holdings USA, LLC
Term Loan, 4.50%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		3,164	3,171,963
			$26,109,578

Beverage and Tobacco — 0.2%
Arterra Wines Canada, Inc.
Term Loan, 4.95%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		2,568	$2,581,139
Flavors Holdings, Inc.
Term Loan, 8.05%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		866	788,287
Term Loan - Second Lien, 12.30%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		1,000	775,000
			$4,144,426

Brokerage / Securities Dealers / Investment Houses — 0.2%
Aretec Group, Inc.
Term Loan, 6.13%, (1 mo. USD LIBOR + 4.25%), Maturing November 23, 2020		958	$963,282
Term Loan - Second Lien, 7.15%, (1 mo. USD LIBOR + 5.50% (2.00% Cash, 5.15% PIK)), Maturing May 23, 2021		1,819	1,825,891
Salient Partners L.P.
Term Loan, 10.32%, (1 mo. USD LIBOR + 8.50%), Maturing May 19, 2021		812	800,066
			$3,589,239

Building and Development — 1.4%
American Builders & Contractors Supply Co., Inc.
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing October 31, 2023		3,020	$3,030,403

5	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Beacon Roofing Supply, Inc.
Term Loan, 3.94%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	650	$653,972
Core & Main L.P.
Term Loan, 5.12%, (USD LIBOR + 3.00%), Maturing August 1, 2024(4)	848	852,247
CPG International, Inc.
Term Loan, 5.59%, (3 mo. USD LIBOR + 3.75%), Maturing May 3, 2024	1,725	1,743,405
DTZ U.S. Borrower, LLC
Term Loan, 5.18%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2021	4,567	4,548,883
Henry Company, LLC
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	2,345	2,381,958
Quikrete Holdings, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	3,005	3,021,710
RE/MAX International, Inc.
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	2,256	2,269,064
Realogy Corporation
Term Loan, 3.96%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	919	925,811
Summit Materials Companies I, LLC
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing November 21, 2024	698	703,705
Werner FinCo L.P.
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	1,048	1,061,163
WireCo WorldGroup, Inc.
Term Loan, 7.48%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2023	690	699,627
Term Loan - Second Lien, 10.98%, (3 mo. USD LIBOR + 9.00%), Maturing September 30, 2024	1,650	1,658,250
		$23,550,198

Business Equipment and Services — 4.9%
Acosta Holdco, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021	2,220	$1,883,524
AlixPartners, LLP
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing April 4, 2024	2,178	2,190,251
Altisource Solutions S.a.r.l.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing December 9, 2020	998	996,156

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Altran Technologies S.A.
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing January 17, 2025	EUR	2,100	$2,585,022
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.00%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		596	601,124
Camelot UK Holdco Limited
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023		2,352	2,369,190
Cast and Crew Payroll, LLC
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing September 27, 2024		470	471,438
Change Healthcare Holdings, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		7,648	7,674,838
Corporate Capital Trust, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing May 20, 2019		2,201	2,210,729
CPM Holdings, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing April 11, 2022		339	344,532
Crossmark Holdings, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019		1,969	979,478
Cypress Intermediate Holdings III, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing April 27, 2024		1,439	1,445,271
EAB Global, Inc.
Term Loan, 5.48%, (3 mo. USD LIBOR + 3.75%), Maturing November 15, 2024		1,425	1,432,125
Education Management, LLC
Term Loan, 0.00%, Maturing July 2, 2020(3)(5)		885	0
Term Loan, 10.25%, (3 mo. USD Prime+ 5.50%), Maturing July 2, 2020(3)		393	186,788
EIG Investors Corp.
Term Loan, 5.96%, (3 mo. USD LIBOR + 4.00%), Maturing February 9, 2023		3,655	3,686,860
Element Materials Technology Group US Holdings, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		424	426,852
Extreme Reach, Inc.
Term Loan, 8.13%, (1 mo. USD LIBOR + 6.25%), Maturing February 7, 2020		1,629	1,629,639
First Data Corporation
Term Loan, 4.12%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022		5,085	5,097,892

6	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 5.51%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		2,189	$2,214,571
Term Loan, 5.92%, (3 mo. USD LIBOR + 4.25%), Maturing May 24, 2024	CAD	1,017	795,547
Global Payments, Inc.
Term Loan, 3.63%, (1 mo. USD LIBOR + 1.75%), Maturing April 21, 2023		1,053	1,056,934
GreenSky Holdings, LLC
Term Loan, Maturing March 22, 2025(6)		1,550	1,559,687
IG Investment Holdings, LLC
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing October 29, 2021		2,479	2,508,609
Information Resources, Inc.
Term Loan, 6.19%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		1,015	1,023,787
ION Trading Technologies S.a.r.l.
Term Loan, 3.75%, (3 mo. EURIBOR + 2.75%, Floor 1.00%), Maturing November 21, 2024	EUR	2,294	2,832,134
Iron Mountain, Inc.
Term Loan, 3.62%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		925	925,386
J.D. Power and Associates
Term Loan, 6.55%, (3 mo. USD LIBOR + 4.25%), Maturing September 7, 2023		1,184	1,190,341
KAR Auction Services, Inc.
Term Loan, 4.56%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		2,200	2,219,996
Kronos Incorporated
Term Loan, 4.88%, (2 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		6,955	7,002,265
LegalZoom.com, Inc.
Term Loan, 6.34%, (1 mo. USD LIBOR + 4.50%), Maturing November 21, 2024		798	804,982
Term Loan - Second Lien, 10.34%, (1 mo. USD LIBOR + 8.50%), Maturing November 21, 2025		600	606,000
Monitronics International, Inc.
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		2,919	2,847,916
ON Assignment, Inc.
Term Loan, Maturing February 21, 2025(6)		525	527,494
PGX Holdings, Inc.
Term Loan, 7.13%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		1,539	1,492,453
Ping Identity Corporation
Term Loan, 5.62%, (1 mo. USD LIBOR + 3.75%), Maturing January 22, 2025		375	376,875

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Prime Security Services Borrower, LLC
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022		2,001	$2,019,035
Red Ventures, LLC
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing November 8, 2024		1,318	1,332,383
Shutterfly, Inc.
Term Loan, Maturing August 17, 2024(6)		575	579,312
SMG Holdings, Inc.
Term Loan, 5.14%, (1 mo. USD LIBOR + 3.25%), Maturing January 23, 2025		250	252,761
Solera, LLC
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		873	875,842
Spin Holdco, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		3,937	3,964,952
Techem GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing October 2, 2024	EUR	1,425	1,755,739
Tempo Acquisition, LLC
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		993	998,083
Trans Union, LLC
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023		294	295,134
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.40%, (2 mo. USD LIBOR + 2.50%), Maturing March 17, 2025		2,150	2,156,719
Vantiv, LLC
Term Loan, 3.78%, (1 mo. USD LIBOR + 2.00%), Maturing August 9, 2024		1,375	1,384,167
Vestcom Parent Holdings, Inc.
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		617	621,816
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		310	312,342
West Corporation
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		1,222	1,232,884
Term Loan, Maturing October 10, 2024(6)		350	353,500
			$84,331,355

Cable and Satellite Television — 2.3%
Charter Communications Operating, LLC
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025		3,840	$3,858,617

7	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
CSC Holdings, LLC
Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		4,035	$4,035,986
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		1,375	1,376,933
MCC Iowa, LLC
Term Loan, 3.74%, (1 week USD LIBOR + 2.00%), Maturing January 15, 2025		1,096	1,100,584
Mediacom Illinois, LLC
Term Loan, 3.99%, (1 week USD LIBOR + 2.25%), Maturing February 15, 2024		631	633,763
Numericable Group S.A.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	521	617,827
Term Loan, 4.52%, (3 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		2,134	2,072,526
Radiate Holdco, LLC
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		2,163	2,153,565
Telenet Financing USD, LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		2,525	2,540,329
Unitymedia Finance, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		1,050	1,049,836
Unitymedia Hessen GmbH & Co. KG
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 15, 2027	EUR	1,000	1,229,901
UPC Financing Partnership
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		2,800	2,812,001
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing October 15, 2026	EUR	1,000	1,229,425
Virgin Media Bristol, LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		8,050	8,100,312
Ziggo Secured Finance B.V.
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	2,625	3,220,735
Ziggo Secured Finance Partnership
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		4,150	4,125,357
			$40,157,697

Chemicals and Plastics — 2.7%
Alpha 3 B.V.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		645	$650,770

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Aruba Investments, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		367	$366,956
Ashland, Inc.
Term Loan, 3.78%, (1 mo. USD LIBOR + 2.00%), Maturing May 17, 2024		620	625,934
Axalta Coating Systems US Holdings, Inc.
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing June 1, 2024		2,859	2,870,207
CeramTec Group GmbH
Term Loan, Maturing March 7, 2025(6)	EUR	925	1,136,337
Chemours Company (The)
Term Loan, 6.25%, (3 mo. USD Prime + 1.50%), Maturing May 12, 2022		525	525,928
Emerald Performance Materials, LLC
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		648	655,516
Term Loan - Second Lien, 9.63%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022		725	727,115
Ferro Corporation
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing February 14, 2024		495	498,403
Flint Group GmbH
Term Loan, 4.74%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		192	181,113
Flint Group US, LLC
Term Loan, 4.74%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		1,159	1,095,582
Gemini HDPE, LLC
Term Loan, 4.28%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		2,027	2,039,236
H.B. Fuller Company
Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing October 20, 2024		2,239	2,252,941
Ineos US Finance, LLC
Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	3,292	4,042,106
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024		1,596	1,602,483
Invictus US, LLC
Term Loan, Maturing January 24, 2025(6)		525	529,840
Kraton Polymers, LLC
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		998	1,005,603
MacDermid, Inc.
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020		362	363,639

8	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
MacDermid, Inc. (continued)
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		2,714	$2,735,899
Minerals Technologies, Inc.
Term Loan, 4.19%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		1,141	1,154,413
Orion Engineered Carbons GmbH
Term Loan, 4.80%, (3 mo. USD LIBOR + 2.50%), Maturing July 25, 2024		724	729,136
Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing July 31, 2024	EUR	988	1,224,719
PolyOne Corporation
Term Loan, 3.82%, (1 mo. USD LIBOR + 2.00%), Maturing November 11, 2022		587	589,161
PQ Corporation
Term Loan, 4.29%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		2,322	2,332,676
Prince Minerals, Inc.
Term Loan, Maturing March 20, 2025(6)		400	403,250
Solenis International L.P.
Term Loan, 4.50%, (3 mo. EURIBOR + 3.50%, Floor 1.00%), Maturing July 31, 2021	EUR	1,255	1,545,769
Term Loan, 5.23%, (3 mo. USD LIBOR + 3.25%), Maturing July 31, 2021		386	385,662
Sonneborn Refined Products B.V.
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		80	80,202
Sonneborn, LLC
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		451	454,476
Spectrum Holdings III Corp.
Term Loan, 1.00%, Maturing January 31, 2025(2)		36	36,180
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		364	365,820
Tata Chemicals North America, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		1,019	1,028,769
Trinseo Materials Operating S.C.A.
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing September 6, 2024		2,828	2,846,052
Tronox Blocked Borrower, LLC
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024		1,138	1,149,455
Tronox Finance, LLC
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024		2,627	2,652,588

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Unifrax Corporation
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing April 4, 2024		620	$626,136
Univar, Inc.
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2024		3,268	3,292,960
Venator Materials Corporation
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		423	425,650
Versum Materials, Inc.
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing September 29, 2023		714	719,592
			$45,948,274

Conglomerates — 0.1%
Penn Engineering & Manufacturing Corp.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		273	$274,302
Spectrum Brands, Inc.
Term Loan, 3.86%, (USD LIBOR + 2.00%), Maturing June 23, 2022(4)		2,221	2,232,402
			$2,506,704

Containers and Glass Products — 1.3%
Berry Global, Inc.
Term Loan, 3.82%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		1,023	$1,028,286
BWAY Holding Company
Term Loan, 4.96%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		1,117	1,123,425
Consolidated Container Company, LLC
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing May 22, 2024		448	451,111
Flex Acquisition Company, Inc.
Term Loan, 4.69%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		2,283	2,296,305
Horizon Holdings III SAS
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	1,785	2,185,219
Libbey Glass, Inc.
Term Loan, 4.72%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		989	977,827
Pelican Products, Inc.
Term Loan, 6.13%, (1 mo. USD LIBOR + 4.25%), Maturing April 11, 2020		356	357,580

9	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Reynolds Group Holdings, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	9,991	$10,053,081
Ring Container Technologies Group, LLC
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	823	826,538
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing March 13, 2022	2,654	2,672,734
Tekni-Plex, Inc.
Term Loan, Maturing October 5, 2024(6)	133	133,972
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024	349	350,653
Term Loan, Maturing October 17, 2024(6)	217	217,705
		$22,674,436

Cosmetics / Toiletries — 0.3%
Coty, Inc.
Term Loan, 4.19%, (1 mo. USD LIBOR + 2.50%), Maturing October 27, 2022	1,029	$1,026,506
Galleria Co.
Term Loan, 4.69%, (1 mo. USD LIBOR + 3.00%), Maturing September 29, 2023	2,090	2,094,724
KIK Custom Products, Inc.
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	1,690	1,709,246
Prestige Brands, Inc.
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing January 26, 2024	535	536,756
		$5,367,232

Drugs — 1.9%
Alkermes, Inc.
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing March 23, 2023	1,138	$1,146,604
Amneal Pharmaceuticals, LLC
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing November 1, 2019	4,593	4,606,357
Arbor Pharmaceuticals, Inc.
Term Loan, 6.99%, (2 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	2,863	2,909,968
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 6.19%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	5,384	5,390,370

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Horizon Pharma, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing March 29, 2024		1,088	$1,095,587
Jaguar Holding Company II
Term Loan, 4.60%, (USD LIBOR + 2.50%), Maturing August 18, 2022(4)		6,429	6,457,903
Mallinckrodt International Finance S.A.
Term Loan, 5.20%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024		3,464	3,465,624
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025		925	927,601
PharMerica Corporation
Term Loan, 5.21%, (1 mo. USD LIBOR + 3.50%), Maturing December 6, 2024		875	879,922
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.50%), Maturing April 1, 2022		5,155	5,215,588
			$32,095,524

Ecological Services and Equipment — 0.5%
Advanced Disposal Services, Inc.
Term Loan, 3.98%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023		2,465	$2,475,442
Charah, LLC
Term Loan, 8.19%, (USD LIBOR + 6.25%), Maturing October 25, 2024(4)		687	696,319
EnergySolutions, LLC
Term Loan, 6.63%, (1 mo. USD LIBOR + 4.75%), Maturing May 29, 2020		1,793	1,819,890
GFL Environmental, Inc.
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing September 29, 2023		960	966,377
Term Loan, 5.47%, (3 mo. USD LIBOR + 3.75%), Maturing September 29, 2023	CAD	1,576	1,232,445
Wastequip, LLC
Term Loan, 5.32%, (1 mo. USD LIBOR + 3.50%), Maturing March 13, 2025		150	151,125
Wrangler Buyer Corp.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing September 27, 2024		574	577,745
			$7,919,343

Electronics / Electrical — 5.8%
Almonde, Inc.
Term Loan, 5.48%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024		2,985	$2,986,036

10	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021	406	$397,962
Applied Systems, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing September 19, 2024	2,488	2,510,042
Aptean, Inc.
Term Loan, 6.56%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022	1,559	1,564,611
Avast Software B.V.
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing September 30, 2023	2,253	2,269,176
Barracuda Networks, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025	400	402,188
Campaign Monitor Finance Pty. Limited
Term Loan, 7.55%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021	891	893,589
CommScope, Inc.
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing December 29, 2022	1,491	1,500,739
CPI International, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	721	724,982
Cypress Semiconductor Corporation
Term Loan, 4.11%, (1 mo. USD LIBOR + 2.25%), Maturing July 5, 2021	1,249	1,257,491
DigiCert, Inc.
Term Loan, 6.52%, (3 mo. USD LIBOR + 4.75%), Maturing October 31, 2024	1,050	1,063,519
Electrical Components International, Inc.
Term Loan, 7.05%, (3 mo. USD LIBOR + 4.75%), Maturing May 28, 2021	1,994	2,007,455
Electro Rent Corporation
Term Loan, 6.98%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024	1,457	1,465,666
Entegris, Inc.
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021	154	154,531
Epicor Software Corporation
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	224	225,670
Exact Merger Sub, LLC
Term Loan, 6.55%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	672	678,971

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
EXC Holdings III Corp.
Term Loan, 5.16%, (6 mo. USD LIBOR + 3.50%), Maturing December 2, 2024		524	$530,234
Eze Castle Software, Inc.
Term Loan, 5.04%, (USD LIBOR + 3.00%), Maturing April 6, 2020(4)		724	730,269
Flexera Software, LLC
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025		250	251,406
Go Daddy Operating Company, LLC
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024		6,320	6,344,923
GTCR Valor Companies, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing June 16, 2023		1,818	1,835,841
Hyland Software, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2022		4,146	4,201,284
Infoblox, Inc.
Term Loan, 6.38%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		1,020	1,035,269
Infor (US), Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		9,034	9,068,131
Informatica Corporation
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	349	431,079
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		3,064	3,085,203
Lattice Semiconductor Corporation
Term Loan, 5.95%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021		612	617,952
MA FinanceCo., LLC
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing November 19, 2021		4,652	4,621,354
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024		558	552,485
MACOM Technology Solutions Holdings, Inc.
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		1,492	1,473,760
Microsemi Corporation
Term Loan, 3.74%, (2 mo. USD LIBOR + 2.00%), Maturing January 15, 2023		503	504,211
MTS Systems Corporation
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		1,425	1,437,569

11	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Prometric Holdings, Inc.
Term Loan, 4.77%, (3 mo. USD LIBOR + 3.00%), Maturing January 29, 2025	325	$327,539
Renaissance Learning, Inc.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing April 9, 2021	894	899,233
Term Loan - Second Lien, 9.30%, (3 mo. USD LIBOR + 7.00%), Maturing April 11, 2022	300	301,875
Rocket Software, Inc.
Term Loan, 6.55%, (3 mo. USD LIBOR + 4.25%), Maturing October 14, 2023	1,354	1,362,840
Seattle Spinco, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	3,767	3,768,111
SGS Cayman L.P.
Term Loan, 7.68%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	255	245,534
SkillSoft Corporation
Term Loan, 6.63%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	5,058	4,904,845
SolarWinds Holdings, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing February 21, 2024	1,197	1,203,807
Southwire Company
Term Loan, 3.97%, (1 mo. USD LIBOR + 2.25%), Maturing February 10, 2021	1,281	1,288,286
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, Maturing February 28, 2025(6)	1,091	1,097,484
SS&C Technologies, Inc.
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022	19	18,743
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022	1,634	1,645,121
Term Loan, Maturing February 28, 2025(6)	3,109	3,129,093
SurveyMonkey, Inc.
Term Loan, 6.81%, (3 mo. USD LIBOR + 4.50%), Maturing April 13, 2024	993	994,981
Sutherland Global Services, Inc.
Term Loan, 7.68%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	1,096	1,054,803
Switch, Ltd.
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	273	274,856
Syncsort Incorporated
Term Loan, 7.30%, (3 mo. USD LIBOR + 5.00%), Maturing August 9, 2024	2,637	2,648,286

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Tibco Software, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020		620	$623,313
TTM Technologies, Inc.
Term Loan, Maturing September 27, 2024(6)		350	351,531
Uber Technologies
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing July 13, 2023		3,595	3,614,574
Term Loan, Maturing April 4, 2025(6)		3,100	3,123,250
Veritas Bermuda Ltd.
Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023		3,713	3,702,069
VF Holding Corp.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2023		2,783	2,808,712
Wall Street Systems Delaware, Inc.
Term Loan, 4.00%, (3 mo. EURIBOR + 3.00%, Floor 1.00%), Maturing November 21, 2024	EUR	648	801,283
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		823	824,652
Western Digital Corporation
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing April 29, 2023		2,226	2,242,054
			$100,080,473

Equipment Leasing — 0.9%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing April 3, 2022		6,848	$6,862,042
Delos Finance S.a.r.l.
Term Loan, 4.05%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023		3,275	3,293,013
Flying Fortress, Inc.
Term Loan, 4.05%, (3 mo. USD LIBOR + 1.75%), Maturing October 30, 2022		4,712	4,736,488
			$14,891,543

Financial Intermediaries — 2.3%
Armor Holding II, LLC
Term Loan, 6.81%, (3 mo. USD LIBOR + 4.50%), Maturing June 26, 2020		1,714	$1,721,818
Term Loan - Second Lien, 11.31%, (3 mo. USD LIBOR + 9.00%), Maturing December 26, 2020		2,475	2,487,375

12	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Citco Funding, LLC
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2022	4,037	$4,075,666
Clipper Acquisitions Corp.
Term Loan, 4.02%, (3 mo. USD LIBOR + 2.00%), Maturing December 27, 2024	1,272	1,276,185
Ditech Holding Corporation
Term Loan, 7.88%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2022	4,692	4,571,404
Donnelley Financial Solutions, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing October 2, 2023	1,032	1,038,594
EIG Management Company, LLC
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.75%), Maturing January 30, 2025	275	278,094
FinCo I, LLC
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing December 27, 2022	1,294	1,310,770
Focus Financial Partners, LLC
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing July 3, 2024	1,544	1,552,559
Freedom Mortgage Corporation
Term Loan, 6.62%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022	1,272	1,289,280
Greenhill & Co., Inc.
Term Loan, 5.59%, (USD LIBOR + 3.75%), Maturing October 12, 2022(4)	1,136	1,145,562
Guggenheim Partners, LLC
Term Loan, 4.86%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	3,057	3,080,079
Harbourvest Partners, LLC
Term Loan, 4.55%, (3 mo. USD LIBOR + 2.25%), Maturing February 20, 2025	1,248	1,250,665
LPL Holdings, Inc.
Term Loan, 4.47%, (3 mo. USD LIBOR + 2.25%), Maturing September 23, 2024	1,588	1,593,975
MIP Delaware, LLC
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020	113	113,633
NXT Capital, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing November 22, 2022	3,038	3,087,101
Ocwen Financial Corporation
Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020	417	421,645
Quality Care Properties, Inc.
Term Loan, 7.13%, (1 mo. USD LIBOR + 5.25%), Maturing October 31, 2022	3,326	3,367,403

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Sesac Holdco II, LLC
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing February 23, 2024		644	$644,707
StepStone Group L.P.
Term Loan, Maturing March 14, 2025(6)		650	651,625
Titan Acquisition Limited
Term Loan, Maturing March 28, 2025(6)		3,175	3,172,273
Victory Capital Management, Inc.
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing February 7, 2025		336	338,246
Virtus Investment Partners, Inc.
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.50%), Maturing June 1, 2024		572	575,343
Term Loan, 1.25%, Maturing June 3, 2024(2)		200	201,125
Walker & Dunlop, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing December 11, 2020		830	840,107
			$40,085,234

Food Products — 1.8%
Alphabet Holding Company, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		2,662	$2,481,965
American Seafoods Group, LLC
Term Loan, 4.65%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2023		364	364,518
Badger Buyer Corp.
Term Loan, 6.30%, (3 mo. USD LIBOR + 4.00%), Maturing September 26, 2024		398	400,985
Blue Buffalo Company Ltd.
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing May 27, 2024		1,117	1,118,656
CH Guenther & Son, Incorporated
Term Loan, Maturing March 22, 2025(6)		500	503,359
Del Monte Foods, Inc.
Term Loan, 5.16%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		3,798	3,272,906
Dole Food Company, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 3.00%), Maturing April 6, 2024		1,963	1,968,786
Froneri International PLC
Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing January 22, 2025	EUR	3,075	3,795,162
High Liner Foods Incorporated
Term Loan, 5.02%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		1,005	989,652

13	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
HLF Financing S.a.r.l.
Term Loan, 7.38%, (1 mo. USD LIBOR + 5.50%), Maturing February 15, 2023		1,665	$1,684,772
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing July 2, 2022	EUR	421	522,386
Term Loan, 4.06%, (3 mo. USD LIBOR + 2.25%), Maturing July 2, 2022		2,451	2,462,960
JBS USA, LLC
Term Loan, 4.68%, (3 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		7,425	7,412,006
Nomad Foods Europe Midco Limited
Term Loan, 4.03%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		675	676,547
Pinnacle Foods Finance, LLC
Term Loan, 3.38%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2024		521	523,585
Post Holdings, Inc.
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		1,861	1,867,188
			$30,045,433

Food Service — 0.9%
1011778 B.C. Unlimited Liability Company
Term Loan, 4.29%, (USD LIBOR + 2.25%), Maturing February 16, 2024(4)		7,560	$7,577,489
Aramark Services, Inc.
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing March 11, 2025		998	1,007,059
CFSP Acquisition Corp.
Term Loan, 0.00%, Maturing March 6, 2025(2)		51	50,614
Term Loan, 4.82%, (1 mo. USD LIBOR + 3.00%), Maturing March 21, 2025		224	224,386
IRB Holding Corp.
Term Loan, 4.94%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		900	910,312
NPC International, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		993	1,008,008
Pizza Hut Holdings, LLC
Term Loan, 3.81%, (1 mo. USD LIBOR + 2.00%), Maturing June 16, 2023		1,182	1,186,862
Seminole Hard Rock Entertainment, Inc.
Term Loan, 4.44%, (3 mo. USD LIBOR + 2.75%), Maturing May 14, 2020		310	312,832
TKC Holdings, Inc.
Term Loan, 6.03%, (3 mo. USD LIBOR + 4.25%), Maturing February 1, 2023		1,213	1,226,393

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service (continued)
Welbilt, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	1,860	$1,876,533
		$15,380,488

Food / Drug Retailers — 0.5%
Albertsons, LLC
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021	3,647	$3,611,147
Term Loan, 5.29%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022	691	685,502
Term Loan, 4.96%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023	3,242	3,207,577
Diplomat Pharmacy, Inc.
Term Loan, 6.38%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024	508	512,573
Supervalu, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024	260	258,153
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024	433	430,256
		$8,705,208

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 6.13%, (1 mo. USD LIBOR + 4.25%), Maturing November 3, 2023	2,216	$2,255,034
		$2,255,034

Health Care — 4.9%
Acadia Healthcare Company, Inc.
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022	286	$289,602
ADMI Corp.
Term Loan, 5.59%, (USD LIBOR + 3.75%), Maturing April 30, 2022(4)	1,855	1,863,582
Akorn, Inc.
Term Loan, 6.19%, (1 mo. USD LIBOR + 4.25%), Maturing April 16, 2021	1,115	1,110,030
Alliance Healthcare Services, Inc.
Term Loan, 6.34%, (USD LIBOR + 4.50%), Maturing October 24, 2023(4)	870	876,053
Term Loan - Second Lien, 11.88%, (USD LIBOR + 10.00%), Maturing April 24, 2024(4)	525	522,375

14	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Ardent Legacy Acquisitions, Inc.
Term Loan, 7.38%, (1 mo. USD LIBOR + 5.50%), Maturing August 4, 2021	1,267	$1,272,905
Argon Medical Devices, Inc.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing January 23, 2025	425	428,188
Auris Luxembourg III S.a.r.l.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022	970	976,738
Avantor, Inc.
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing November 21, 2024	3,367	3,405,840
Beaver-Visitec International, Inc.
Term Loan, 7.30%, (3 mo. USD LIBOR + 5.00%), Maturing August 21, 2023	960	965,177
BioClinica, Inc.
Term Loan, 6.00%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	790	774,200
Carestream Dental Equipment, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	423	424,725
CHG Healthcare Services, Inc.
Term Loan, 4.77%, (3 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	3,046	3,076,008
Community Health Systems, Inc.
Term Loan, 4.73%, (3 mo. USD LIBOR + 2.75%), Maturing December 31, 2019	2,119	2,070,990
Concentra, Inc.
Term Loan, 4.53%, (3 mo. USD LIBOR + 2.75%), Maturing June 1, 2022	921	923,503
Convatec, Inc.
Term Loan, 4.55%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	692	696,634
CPI Holdco, LLC
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024	767	773,007
CryoLife, Inc.
Term Loan, 6.30%, (3 mo. USD LIBOR + 4.00%), Maturing November 14, 2024	549	556,169
DaVita HealthCare Partners, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing June 24, 2021	3,746	3,783,658
DJO Finance, LLC
Term Loan, 5.03%, (USD LIBOR + 3.25%), Maturing June 8, 2020(4)	2,559	2,575,105

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Envision Healthcare Corporation
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing December 1, 2023	4,758	$4,788,099
Equian, LLC
Term Loan, 5.15%, (3 mo. USD LIBOR + 3.25%), Maturing May 20, 2024	721	725,765
Genoa, a QoL Healthcare Company, LLC
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing October 28, 2023	690	694,711
GHX Ultimate Parent Corporation
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing June 28, 2024	720	722,711
Greatbatch Ltd.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.25%), Maturing October 27, 2022	1,746	1,762,011
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.99%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025	3,985	4,002,805
Hanger, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	1,150	1,151,437
INC Research, LLC
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2024	500	502,658
Indivior Finance S.a.r.l.
Term Loan, 6.42%, (2 mo. USD LIBOR + 4.50%), Maturing December 18, 2022	923	927,301
Kindred Healthcare, Inc.
Term Loan, 5.25%, (3 mo. USD LIBOR + 3.50%), Maturing April 9, 2021	3,267	3,281,907
Kinetic Concepts, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	3,176	3,194,659
KUEHG Corp.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing August 13, 2022	1,960	1,975,838
Term Loan - Second Lien, 10.55%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	425	432,437
Medical Depot Holdings, Inc.
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing January 3, 2023	848	792,559
Medical Solutions, LLC
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	823	826,356
MPH Acquisition Holdings, LLC
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	2,512	2,526,948

15	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
National Mentor Holdings, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	672	$675,570
Navicure, Inc.
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	673	677,521
New Millennium Holdco, Inc.
Term Loan, 8.38%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	355	122,199
Opal Acquisition, Inc.
Term Loan, 6.03%, (3 mo. USD LIBOR + 4.00%), Maturing November 27, 2020	2,274	2,159,896
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2021	4,033	4,070,802
Parexel International Corporation
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	2,910	2,914,741
Press Ganey Holdings, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing October 21, 2023	864	869,823
Prospect Medical Holdings, Inc.
Term Loan, 7.19%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	1,275	1,278,187
Quintiles IMS Incorporated
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	3,328	3,349,225
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	1,517	1,526,543
RadNet, Inc.
Term Loan, 5.22%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023	1,859	1,883,409
Select Medical Corporation
Term Loan, 4.46%, (3 mo. USD LIBOR + 2.75%), Maturing March 1, 2021	1,931	1,943,772
Sotera Health Holdings, LLC
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	1,003	1,007,178
Surgery Center Holdings, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	1,095	1,095,355
Team Health Holdings, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	2,401	2,304,720
Tecomet, Inc.
Term Loan, 5.28%, (3 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	893	902,555

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
U.S. Anesthesia Partners, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024		1,266	$1,274,350
Wink Holdco, Inc.
Term Loan, 4.66%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024		499	497,659
			$84,226,196

Home Furnishings — 0.4%
Bright Bidco B.V.
Term Loan, 5.73%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)		1,588	$1,613,475
Serta Simmons Bedding, LLC
Term Loan, 5.22%, (3 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		5,272	4,820,356
			$6,433,831

Industrial Equipment — 2.1%
Apex Tool Group, LLC
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022		2,609	$2,611,244
Clark Equipment Company
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024		2,312	2,316,353
Delachaux S.A.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		502	504,422
DexKo Global, Inc.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	33	40,423
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	82	101,058
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024(2)	EUR	296	363,564
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024(2)	EUR	740	908,909
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		948	956,509
DXP Enterprises, Inc.
Term Loan, 7.38%, (1 mo. USD LIBOR + 5.50%), Maturing August 29, 2023		572	574,628
Engineered Machinery Holdings, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		1,622	1,624,791
EWT Holdings III Corp.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		1,802	1,816,722

16	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Filtration Group Corporation
Term Loan, Maturing February 27, 2025(6)	EUR	400	$490,949
Term Loan, Maturing March 27, 2025(6)		1,750	1,757,656
Gardner Denver, Inc.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	455	559,267
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		1,443	1,451,668
Gates Global, LLC
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	990	1,217,033
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		5,034	5,068,797
Hayward Industries, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		498	500,298
Milacron, LLC
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		3,228	3,242,186
Paladin Brands Holding, Inc.
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		1,369	1,385,861
Pro Mach Group, Inc.
Term Loan, 5.03%, (3 mo. USD LIBOR + 3.00%), Maturing March 7, 2025		250	250,692
Rexnord, LLC
Term Loan, 4.11%, (1 mo. USD LIBOR + 2.25%), Maturing August 21, 2024		3,426	3,449,025
Robertshaw US Holding Corp.
Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing February 19, 2025		1,050	1,060,500
Signode Industrial Group US, Inc.
Term Loan, 5.42%, (1 mo. USD LIBOR + 2.75%), Maturing May 4, 2021		1,158	1,156,394
Tank Holding Corp.
Term Loan, 5.19%, (1 mo. USD LIBOR + 3.50%), Maturing March 17, 2022		703	707,797
Thermon Industries, Inc.
Term Loan, 5.41%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		360	363,150
Wittur GmbH
Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	1,100	1,366,353
			$35,846,249

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance — 1.8%
Alliant Holdings I, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing August 12, 2022		2,778	$2,797,920
AmWINS Group, Inc.
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		2,568	2,584,669
Asurion, LLC
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing August 4, 2022		5,724	5,763,875
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing November 3, 2023		2,727	2,748,272
Term Loan - Second Lien, 7.88%, (1 mo. USD LIBOR + 6.00%), Maturing August 4, 2025		1,775	1,827,141
Cunningham Lindsey U.S., Inc.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing December 10, 2019		1,088	1,087,140
Term Loan - Second Lien, 10.30%, (3 mo. USD LIBOR + 8.00%), Maturing June 10, 2020		572	571,484
Financiere CEP
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing December 13, 2024	EUR	550	668,953
Hub International Limited
Term Loan, 4.84%, (3 mo. USD LIBOR + 3.00%), Maturing October 2, 2020		5,611	5,646,386
NFP Corp.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		2,333	2,341,720
Sedgwick Claims Management Services, Inc.
Term Loan, Maturing March 1, 2021(6)		1,175	1,175,587
USI, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		3,234	3,247,493
			$30,460,640

Leisure Goods / Activities / Movies — 2.5%
AMC Entertainment, Inc.
Term Loan, 4.03%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023		644	$645,611
Ancestry.com Operations, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023		4,332	4,357,405
Bombardier Recreational Products, Inc.
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2023		5,368	5,419,283
Bright Horizons Family Solutions, Inc.
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing November 7, 2023		858	863,795

17	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022		1,307	$1,310,319
ClubCorp Club Operations, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing September 18, 2024		1,959	1,973,576
Crown Finance US, Inc.
Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	925	1,138,166
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		2,175	2,174,865
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		725	727,627
Emerald Expositions Holding, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		1,265	1,278,883
Etraveli Holding AB
Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing November 24, 2024	EUR	850	1,045,882
Kasima, LLC
Term Loan, 4.73%, (USD LIBOR + 2.50%), Maturing May 17, 2021(4)		290	291,573
Lindblad Expeditions, Inc.
Term Loan, 6.34%, (6 mo. USD LIBOR + 4.50%), Maturing May 8, 2021		271	272,579
Term Loan, 5.95%, (6 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		2,097	2,115,111
Live Nation Entertainment, Inc.
Term Loan, 3.69%, (1 mo. USD LIBOR + 1.75%), Maturing October 31, 2023		6,764	6,816,426
Match Group, Inc.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		1,510	1,521,260
National CineMedia, LLC
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing November 26, 2019		575	576,797
Sabre GLBL, Inc.
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		1,146	1,151,194
SeaWorld Parks & Entertainment, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		2,242	2,236,616
SRAM, LLC
Term Loan, 5.13%, (2 mo. USD LIBOR + 3.25%), Maturing March 15, 2024		1,722	1,725,815

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Steinway Musical Instruments, Inc.
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025		925	$933,094
UFC Holdings, LLC
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023		2,395	2,410,777
WMG Acquisition Corp.
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing November 1, 2023		1,378	1,384,719
			$42,371,373

Lodging and Casinos — 2.4%
Amaya Holdings B.V.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		5,156	$5,188,184
Term Loan - Second Lien, 9.30%, (3 mo. USD LIBOR + 7.00%), Maturing August 1, 2022		455	457,684
Aristocrat Leisure Limited
Term Loan, 3.74%, (3 mo. USD LIBOR + 2.00%), Maturing October 19, 2024		1,297	1,304,855
Boyd Gaming Corporation
Term Loan, 4.24%, (1 week USD LIBOR + 2.50%), Maturing September 15, 2023		1,103	1,110,170
CityCenter Holdings, LLC
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing April 18, 2024		2,283	2,295,769
Cyan Blue Holdco 3 Limited
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing August 23, 2024		323	323,877
Eldorado Resorts, LLC
Term Loan, 4.13%, (2 mo. USD LIBOR + 2.25%), Maturing April 17, 2024		940	944,368
ESH Hospitality, Inc.
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing August 30, 2023		2,254	2,269,533
Four Seasons Hotels Limited
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		1,086	1,092,748
Gateway Casinos & Entertainment Limited
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.00%), Maturing March 13, 2025		275	277,406
Golden Nugget, Inc.
Term Loan, 4.98%, (USD LIBOR + 3.25%), Maturing October 4, 2023(4)		3,826	3,862,749
GVC Holdings PLC
Term Loan, Maturing March 15, 2024(6)	GBP	700	982,612
Term Loan, Maturing March 15, 2024(6)		1,175	1,176,835
Term Loan, Maturing March 15, 2024(6)	EUR	1,350	1,659,921

18	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Hanjin International Corp.
Term Loan, 4.23%, (3 mo. USD LIBOR + 2.50%), Maturing October 18, 2020	550	$553,437
Hilton Worldwide Finance, LLC
Term Loan, 3.87%, (1 mo. USD LIBOR + 2.00%), Maturing October 25, 2023	6,387	6,429,399
La Quinta Intermediate Holdings, LLC
Term Loan, 4.72%, (3 mo. USD LIBOR + 3.00%), Maturing April 14, 2021	2,235	2,242,919
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing April 25, 2023	2,303	2,311,348
Playa Resorts Holding B.V.
Term Loan, 5.00%, (3 mo. USD LIBOR + 3.25%), Maturing April 29, 2024	2,410	2,428,542
VICI Properties 1, LLC
Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024	2,315	2,325,222
Wyndham Hotels & Resorts, Inc.
Term Loan, Maturing March 28, 2025(6)	1,375	1,375,000
		$40,612,578

Nonferrous Metals / Minerals — 0.6%
Dynacast International, LLC
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022	1,469	$1,479,617
Fairmount Santrol, Inc.
Term Loan, 8.30%, (3 mo. USD LIBOR + 6.00%), Maturing November 1, 2022	1,913	1,940,070
Global Brass & Copper, Inc.
Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing July 18, 2023	1,010	1,019,721
Murray Energy Corporation
Term Loan, 9.55%, (3 mo. USD LIBOR + 7.25%), Maturing April 16, 2020	2,296	1,957,658
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(3)(7)	31	18,821
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(5)	468	40,472
Oxbow Carbon, LLC
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023	691	700,755
Term Loan - Second Lien, 9.38%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024	800	814,000

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Rain Carbon GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	1,025	$1,265,940
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)(7)		666	402,262
			$9,639,316

Oil and Gas — 1.0%
Ameriforge Group, Inc.
Term Loan, 11.30%, (3 mo. USD LIBOR + 9.00% (10.30% Cash, 1.00% PIK)), Maturing June 8, 2022		750	$813,640
BCP Raptor, LLC
Term Loan, 6.04%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024		769	775,245
Bronco Midstream Funding, LLC
Term Loan, 5.87%, (3 mo. USD LIBOR + 4.00%), Maturing August 15, 2020		1,512	1,532,048
CITGO Petroleum Corporation
Term Loan, 5.19%, (3 mo. USD LIBOR + 3.50%), Maturing July 29, 2021		1,750	1,754,492
Delek US Holdings, Inc.
Term Loan, Maturing March 13, 2025(6)		400	402,000
Fieldwood Energy, LLC
DIP Loan, 1.00%, Maturing August 14, 2018(2)		29	29,564
Term Loan, 4.75%, (1 mo. USD LIBOR + 2.88%), Maturing September 28, 2018		1,296	1,294,317
Term Loan, 8.88%, (1 mo. USD LIBOR + 7.00%), Maturing August 31, 2020		1,475	1,476,844
Term Loan, 0.00%, Maturing September 30, 2020(5)		363	343,916
Term Loan - Second Lien, 0.00%, Maturing September 30, 2020(5)		512	103,162
Green Plains Renewable Energy, Inc.
Term Loan, 7.38%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023		1,119	1,136,166
Medallion Midland Acquisition, LLC
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing October 30, 2024		673	674,996
MEG Energy Corp.
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing December 31, 2023		1,292	1,294,226
Paragon Offshore Finance Company
Term Loan, 0.00%, Maturing July 18, 2021(3)(5)		9	0

19	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
PSC Industrial Holdings Corp.
Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 3, 2024		798	$805,980
Term Loan - Second Lien, 10.29%, (1 mo. USD LIBOR + 8.50%), Maturing October 3, 2025		450	447,750
Sheridan Investment Partners II L.P.
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020		46	39,743
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020		123	106,566
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020		884	766,069
Sheridan Production Partners I, LLC
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019		143	121,524
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019		235	198,957
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019		1,770	1,501,471
Ultra Resources, Inc.
Term Loan, 4.76%, (1 mo. USD LIBOR + 3.00%), Maturing April 12, 2024		1,650	1,639,687
			$17,258,363

Packaging & Containers — 0.1%
Crown Holdings, Inc.
Term Loan, Maturing January 18, 2025(6)	EUR	650	$806,374
			$806,374

Publishing — 0.7%
Ascend Learning, LLC
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024		1,219	$1,224,081
Getty Images, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing October 18, 2019		4,188	4,021,416
Harland Clarke Holdings Corp.
Term Loan, 7.05%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023		397	400,822
Lamar Media Corporation
Term Loan, 3.56%, (1 mo. USD LIBOR + 1.75%), Maturing February 16, 2025		575	578,834
LSC Communications, Inc.
Term Loan, 7.38%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		1,140	1,151,400

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Merrill Communications, LLC
Term Loan, 7.02%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	612	$620,151
Multi Color Corporation
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing October 31, 2024	374	376,517
ProQuest, LLC
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2021	1,850	1,878,908
Tweddle Group, Inc.
Term Loan, 7.77%, (3 mo. USD LIBOR + 6.00%), Maturing October 24, 2022	2,292	1,948,359
		$12,200,488

Radio and Television — 1.8%
ALM Media Holdings, Inc.
Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	525	$451,231
CBS Radio, Inc.
Term Loan, 4.62%, (3 mo. USD LIBOR + 2.75%), Maturing November 17, 2024	1,759	1,768,615
Cumulus Media Holdings, Inc.
Term Loan, 4.90%, (1 mo. USD LIBOR + 3.25%), Maturing December 23, 2020	5,230	4,477,809
E.W. Scripps Company (The)
Term Loan, 6.00%, (3 mo. USD Prime + 1.25%), Maturing October 2, 2024	423	424,989
Entravision Communications Corporation
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	1,169	1,171,317
Gray Television, Inc.
Term Loan, 3.92%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	296	297,886
Hubbard Radio, LLC
Term Loan, Maturing March 14, 2025(6)	175	176,148
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	578	582,102
iHeartCommunications, Inc.
Term Loan, 0.00%, Maturing January 30, 2019(5)	1,066	852,357
Term Loan, 0.00%, Maturing July 30, 2019(5)	1,682	1,340,593
Mission Broadcasting, Inc.
Term Loan, 4.16%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	356	357,365
Nexstar Broadcasting, Inc.
Term Loan, 4.16%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	2,763	2,775,850

20	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Radio Systems Corporation
Term Loan, 5.14%, (1 mo. USD LIBOR + 3.25%), Maturing May 2, 2024	471	$474,237
Raycom TV Broadcasting, LLC
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing August 23, 2024	1,194	1,196,985
Sinclair Television Group, Inc.
Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	499	501,732
Term Loan, Maturing December 12, 2024(6)	3,200	3,220,384
Townsquare Media, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2022	2,276	2,285,784
Univision Communications, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	7,936	7,823,240
		$30,178,624

Retailers (Except Food and Drug) — 2.2%
Ascena Retail Group, Inc.
Term Loan, 6.44%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	3,703	$3,295,244
Bass Pro Group, LLC
Term Loan, 6.88%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	1,542	1,529,334
BJ’s Wholesale Club, Inc.
Term Loan, 5.19%, (1 mo. USD LIBOR + 3.50%), Maturing February 3, 2024	1,141	1,141,894
CDW, LLC
Term Loan, 4.31%, (3 mo. USD LIBOR + 2.00%), Maturing August 17, 2023	2,538	2,548,511
Coinamatic Canada, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	54	54,700
David’s Bridal, Inc.
Term Loan, 6.31%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	3,582	3,083,204
Evergreen Acqco 1 L.P.
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	3,133	3,020,332
Global Appliance, Inc.
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	1,095	1,112,272
Go Wireless, Inc.
Term Loan, 8.38%, (1 mo. USD LIBOR + 6.50%), Maturing December 22, 2024	790	789,670

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Harbor Freight Tools USA, Inc.
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2023	574	$575,036
J. Crew Group, Inc.
Term Loan, 5.10%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	3,796	2,442,521
LSF9 Atlantis Holdings, LLC
Term Loan, 7.69%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	1,128	1,115,743
Men’s Wearhouse, Inc. (The)
Term Loan, 5.20%, (USD LIBOR + 3.50%), Maturing June 18, 2021(4)	1,025	1,029,002
Michaels Stores, Inc.
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.75%), Maturing January 30, 2023	1,166	1,173,241
Neiman Marcus Group Ltd., LLC
Term Loan, 4.94%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	2,445	2,118,843
Party City Holdings, Inc.
Term Loan, 4.49%, (USD LIBOR + 2.75%), Maturing August 19, 2022(4)	1,795	1,804,670
PetSmart, Inc.
Term Loan, 4.68%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	4,399	3,541,162
PFS Holding Corporation
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	2,254	1,521,349
Pier 1 Imports (U.S.), Inc.
Term Loan, 5.95%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	650	618,827
Rent-A-Center, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing March 19, 2021	125	124,862
Staples, Inc.
Term Loan, 5.79%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	673	668,263
Toys ‘R’ Us Property Company I, LLC
Term Loan, 0.00%, Maturing August 21, 2019(5)	2,157	1,798,538
Vivid Seats Ltd.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	2,136	2,143,039
		$37,250,257

Steel — 0.3%
Atkore International, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	424	$427,276

21	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)
GrafTech Finance, Inc.
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	2,000	$2,002,500
Neenah Foundry Company
Term Loan, 8.39%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	889	909,858
Phoenix Services International, LLC
Term Loan, 5.41%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	900	905,625
Zekelman Industries, Inc.
Term Loan, 5.00%, (3 mo. USD LIBOR + 2.75%), Maturing June 14, 2021	1,322	1,330,512
		$5,575,771

Surface Transport — 0.3%
Agro Merchants NAI Holdings, LLC
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	399	$403,018
Hertz Corporation (The)
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	1,246	1,248,552
Kenan Advantage Group, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	131	131,287
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	429	431,724
PODS, LLC
Term Loan, 4.71%, (1 mo. USD LIBOR + 3.00%), Maturing December 6, 2024	672	676,942
Stena International S.a.r.l.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	2,016	1,935,360
XPO Logistics, Inc.
Term Loan, 3.92%, (3 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	650	653,129
		$5,480,012

Telecommunications — 2.0%
CenturyLink, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	5,686	$5,605,797
Ciena Corporation
Term Loan, 4.32%, (1 mo. USD LIBOR + 2.50%), Maturing January 28, 2022	1,394	1,402,683

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Colorado Buyer, Inc.
Term Loan, 4.78%, (3 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		943	$945,134
Consolidated Communications, Inc.
Term Loan, 4.88%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023		1,263	1,247,356
Digicel International Finance Limited
Term Loan, 5.02%, (3 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		871	867,905
eircom Finco S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 19, 2024	EUR	2,200	2,706,989
Frontier Communications Corp.
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		2,134	2,109,869
Gamma Infrastructure III B.V.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing December 28, 2024	EUR	850	1,048,171
Global Eagle Entertainment, Inc.
Term Loan, 9.36%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		2,278	2,380,492
Intelsat Jackson Holdings S.A.
Term Loan, 6.46%, (3 mo. USD LIBOR + 4.50%), Maturing January 14, 2024		1,500	1,549,375
IPC Corp.
Term Loan, 6.28%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		1,088	1,068,799
Level 3 Financing, Inc.
Term Loan, 4.11%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		700	701,805
Mitel Networks Corporation
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing September 25, 2023		498	501,853
Onvoy, LLC
Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		842	814,151
Sprint Communications, Inc.
Term Loan, 4.44%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		4,084	4,089,492
Syniverse Holdings, Inc.
Term Loan, 6.72%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		1,075	1,089,277
Telesat Canada
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing November 17, 2023		5,642	5,674,973
			$33,804,121

22	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities — 1.0%
Calpine Construction Finance Company L.P.
Term Loan, 4.38%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	2,799	$2,810,230
Calpine Corporation
Term Loan, 3.63%, (1 mo. USD LIBOR + 1.75%), Maturing December 31, 2019	545	545,436
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	3,671	3,687,249
Dayton Power & Light Company (The)
Term Loan, 3.88%, (1 mo. USD LIBOR + 2.00%), Maturing August 24, 2022	667	670,103
Granite Acquisition, Inc.
Term Loan, 5.19%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	3,163	3,211,621
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	143	145,501
Invenergy Thermal Operating I, LLC
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing October 19, 2022	205	197,180
Lightstone Generation, LLC
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	109	109,434
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	1,712	1,723,456
Lonestar Generation, LLC
Term Loan, 6.01%, (3 mo. USD LIBOR + 4.25%), Maturing February 22, 2021	2,293	2,278,742
Longview Power, LLC
Term Loan, 7.78%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	340	283,362
Talen Energy Supply, LLC
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023	1,092	1,078,083
Term Loan, 5.88%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	815	802,874
		$17,543,271

Total Senior Floating-Rate Loans (identified cost $934,826,644)		$928,801,453

Corporate Bonds & Notes — 51.4%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.2%
Bombardier, Inc.
6.00%, 10/15/22(8)	1,005	$1,001,231

Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)
Bombardier, Inc. (continued)
6.125%, 1/15/23(8)		125	$125,311
7.50%, 12/1/24(8)		1,100	1,141,250
Booz Allen Hamilton, Inc.
5.125%, 5/1/25(8)		345	337,238
Hexcel Corp.
4.70%, 8/15/25		369	385,148
3.95%, 2/15/27		1,000	993,920
Huntington Ingalls Industries, Inc.
5.00%, 11/15/25(8)		415	438,223
Latam Finance, Ltd.
6.875%, 4/11/24(8)		950	997,500
Lockheed Martin Corp.
3.55%, 1/15/26		960	953,034
Northrop Grumman Corp.
2.93%, 1/15/25		770	739,017
Orbital ATK, Inc.
5.25%, 10/1/21		1,515	1,550,981
TA MFG., Ltd.
3.625%, 4/15/23(9)	EUR	375	470,211
TransDigm, Inc.
6.00%, 7/15/22		2,850	2,914,125
6.50%, 7/15/24		7,535	7,742,213
6.50%, 5/15/25		185	187,313
United Continental Holdings, Inc.
4.25%, 10/1/22		820	804,625
			$20,781,340

Air Transport — 0.2%
Azul Investments LLP
5.875%, 10/26/24(8)		1,030	$1,017,125
WestJet Airlines, Ltd.
3.50%, 6/16/21(8)		2,000	1,992,939
			$3,010,064

Automotive — 0.6%
Deck Chassis Acquisition, Inc.
10.00%, 6/15/23(8)		1,840	$2,001,000
Fiat Chrysler Finance Europe SA
4.75%, 3/22/21(9)	EUR	325	442,818
General Motors Co.
5.00%, 4/1/35		1,095	1,086,511
General Motors Financial Co., Inc.
6.75%, 6/1/18		1,365	1,374,020

23	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Gestamp Funding Luxembourg SA
3.50%, 5/15/23(9)	EUR	300	$383,479
Navistar International Corp.
6.625%, 11/1/25(8)		3,015	3,022,537
RAC Bond Co. PLC
5.00%, 11/6/22(9)	GBP	250	332,933
Wabash National Corp.
5.50%, 10/1/25(8)		985	962,838
ZF North America Capital, Inc.
4.50%, 4/29/22(8)		392	398,370
			$10,004,506

Banks and Thrifts — 0.9%
Astoria Financial Corp.
3.50%, 6/8/20		952	$948,405
Banco Comercial Portugues SA
4.50% to 12/7/22, 12/7/27(9)(10)	EUR	500	612,107
Banco do Brasil SA
6.25% to 4/15/24(8)(10)(11)		1,000	913,750
Banco Mercantil del Norte SA/Grand Cayman
5.75% to 10/4/26, 10/4/31(8)(10)		1,685	1,657,619
Banco Safra SA
4.125%, 2/8/23(8)		1,085	1,061,890
Bank of America Corp.
3.593% to 7/21/27, 7/21/28(10)		1,450	1,409,033
Bank of Montreal
3.803% to 12/15/27, 12/15/32(10)		1,325	1,256,922
BankUnited, Inc.
4.875%, 11/17/25		1,815	1,869,819
BBVA Bancomer SA
5.125% to 1/18/28, 1/18/33(8)(10)		1,000	965,000
Citizens Financial Group, Inc.
4.15%, 9/28/22(8)		258	261,150
First Midwest Bancorp, Inc.
5.875%, 9/29/26		1,000	1,064,584
Flagstar Bancorp, Inc.
6.125%, 7/15/21		650	685,935
Goldman Sachs Group, Inc. (The)
3.691% to 6/5/27, 6/5/28(10)		1,500	1,454,907
Itau Unibanco Holding SA
5.50%, 8/6/22(8)		430	440,320
Wells Fargo & Co.
4.65%, 11/4/44		700	706,474
			$15,307,915

Security		Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.1%
Anheuser-Busch InBev Finance, Inc.
3.65%, 2/1/26		895	$890,645
BAT Capital Corp.
3.557%, 8/15/27(8)		1,045	1,001,342
			$1,891,987

Broadcast Radio and Television — 0.1%
Meredith Corp.
6.875%, 2/1/26(8)		980	$1,008,175
			$1,008,175

Brokerage / Securities Dealers / Investment Houses — 0.2%
Alliance Data Systems Corp.
5.875%, 11/1/21(8)		1,620	$1,656,450
Intrum Justitia AB
3.125%, 7/15/24(9)	EUR	400	477,342
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
4.50%, 3/15/27(8)		454	461,216
4.875%, 4/15/45(8)		500	483,284
			$3,078,292

Building and Development — 1.6%
AT Securities B.V.
5.25% to 7/21/23 (9)(10)(11)		500	$488,063
Beacon Escrow Corp.
4.875%, 11/1/25(8)		1,300	1,244,750
Builders FirstSource, Inc.
5.625%, 9/1/24(8)		2,057	2,074,999
Core & Main L.P.
6.125%, 8/15/25(8)		740	725,200
DEMIRE Deutsche Mittelstand Real Estate AG
2.875%, 7/15/22(9)	EUR	400	502,454
Five Point Operating Co., L.P./Five Point Capital Corp.
7.875%, 11/15/25(8)		2,965	2,998,356
Greystar Real Estate Partners, LLC
5.75%, 12/1/25(8)		2,975	2,975,000
Hillman Group, Inc. (The)
6.375%, 7/15/22(8)		2,075	2,012,750
Jeld-Wen, Inc.
4.625%, 12/15/25(8)		195	187,688
4.875%, 12/15/27(8)		195	184,763

24	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Kennedy Wilson Europe Real Estate PLC
3.25%, 11/12/25(9)	EUR	500	$630,687
MDC Holdings, Inc.
6.00%, 1/15/43		982	924,307
Pisces Midco, Inc.
8.00%, 4/15/26(8)(12)		1,405	1,405,000
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(8)		4,610	4,799,932
Standard Industries, Inc.
6.00%, 10/15/25(8)		2,330	2,399,900
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
4.375%, 6/15/19		1,725	1,737,937
5.875%, 6/15/24		2,235	2,279,029
			$27,570,815

Business Equipment and Services — 1.7%
Arena Luxembourg Finance S.a.r.l
2.75%, (3 mo. EURIBOR + 2.75%), 11/1/23(9)(13)	EUR	500	$620,612
Carlson Travel, Inc.
6.75%, 12/15/23(8)		365	365,000
EIG Investors Corp.
10.875%, 2/1/24		3,810	4,175,112
First Data Corp.
7.00%, 12/1/23(8)		6,630	6,986,362
5.00%, 1/15/24(8)		815	818,056
FTI Consulting, Inc.
6.00%, 11/15/22		3,974	4,093,220
KAR Auction Services, Inc.
5.125%, 6/1/25(8)		1,555	1,551,113
Prime Security Services Borrower, LLC/Prime Finance, Inc.
9.25%, 5/15/23(8)		3,706	4,025,642
ServiceMaster Co., LLC (The)
7.45%, 8/15/27		1,975	2,137,937
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(8)		1,035	1,156,613
United Rentals North America, Inc.
5.50%, 5/15/27		295	297,950
Vantiv, LLC/Vanity Issuer Corp.
3.875%, 11/15/25(9)	GBP	350	485,870
4.375%, 11/15/25(8)		945	916,650
West Corp.
8.50%, 10/15/25(8)		1,645	1,599,763
			$29,229,900

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 3.7%
Altice US Finance I Corp.
5.50%, 5/15/26(8)		2,000	$1,955,000
Cablevision Systems Corp.
8.00%, 4/15/20		635	671,116
5.875%, 9/15/22		1,085	1,079,250
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22		4,295	4,367,521
5.75%, 1/15/24		1,980	2,014,650
5.875%, 4/1/24(8)		230	234,600
5.375%, 5/1/25(8)		3,605	3,559,937
5.75%, 2/15/26(8)		1,885	1,880,306
5.00%, 2/1/28(8)		1,755	1,654,088
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
6.375%, 9/15/20(8)		157	160,140
5.125%, 12/15/21(8)		105	105,394
Charter Communications Operating, LLC/Charter Communications Operating Capital
3.75%, 2/15/28		1,300	1,196,183
Comcast Corp.
3.15%, 2/15/28		1,105	1,055,688
CSC Holdings, LLC
6.75%, 11/15/21		2,780	2,901,625
10.125%, 1/15/23(8)		2,880	3,204,000
5.25%, 6/1/24		355	338,581
10.875%, 10/15/25(8)		2,816	3,315,812
DISH DBS Corp.
6.75%, 6/1/21		2,165	2,192,063
5.875%, 7/15/22		3,055	2,928,981
5.875%, 11/15/24		530	474,350
7.75%, 7/1/26		85	80,325
SFR Group S.A.
6.00%, 5/15/22(8)		4,835	4,732,256
7.375%, 5/1/26(8)		965	922,781
Time Warner, Inc.
3.80%, 2/15/27		500	483,999
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
4.00%, 1/15/25(9)	EUR	500	649,954
UPC Holding B.V.
5.50%, 1/15/28(8)		1,825	1,688,125
Virgin Media Finance PLC
6.375%, 4/15/23(8)		10,705	10,919,100
5.75%, 1/15/25(8)		2,015	1,936,919

25	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Receivables Financing Notes I DAC
5.50%, 9/15/24(9)	GBP	475	$656,058
Virgin Media Secured Finance PLC
5.50%, 1/15/25(8)		725	709,594
5.25%, 1/15/26(8)		2,430	2,347,987
Ziggo Bond Finance B.V.
5.875%, 1/15/25(8)		930	883,500
6.00%, 1/15/27 (8)		1,670	1,561,450
Ziggo Secured Finance B.V.
5.50%, 1/15/27(8)		1,035	975,187
			$63,836,520

Capital Goods — 0.1%
Valmont Industries, Inc.
5.00%, 10/1/44		1,000	$998,447
			$998,447

Chemicals and Plastics — 0.9%
Alpha 3 B.V./Alpha US Bidco, Inc.
6.25%, 2/1/25(8)		655	$666,463
Chemours Co. (The)
7.00%, 5/15/25		1,085	1,177,225
CTC BondCo GmbH
5.25%, 12/15/25(9)	EUR	375	459,545
Monitchem HoldCo 3 S.A.
5.25%, 6/15/21(9)	EUR	250	311,255
Mosaic Co. (The)
4.05%, 11/15/27		1,000	976,560
Olin Corp.
5.00%, 2/1/30		725	695,094
Platform Specialty Products Corp.
6.50%, 2/1/22(8)		2,190	2,231,062
SPCM S.A.
4.875%, 9/15/25(8)		560	545,300
Tronox Finance PLC
5.75%, 10/1/25(8)		865	843,375
Tronox Finance, LLC
7.50%, 3/15/22(8)		1,280	1,328,790
Tronox, Inc.
6.50%, 4/15/26(8)(12)		1,475	1,478,687
Valvoline, Inc.
5.50%, 7/15/24		375	385,781
Venator Finance S.a.r.l./Venator Materials, LLC
5.75%, 7/15/25(8)		835	837,088

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Versum Materials, Inc.
5.50%, 9/30/24(8)		1,270	$1,317,625
W.R. Grace & Co.
5.125%, 10/1/21(8)		2,170	2,226,962
5.625%, 10/1/24(8)		490	506,538
			$15,987,350

Clothing / Textiles — 0.3%
CBR Fashion Finance B.V.
5.125%, 10/1/22(9)	EUR	385	$434,652
PrestigeBidCo GmbH
6.25%, 12/15/23(9)	EUR	265	348,279
PVH Corp.
7.75%, 11/15/23		3,740	4,431,900
			$5,214,831

Commercial Services — 0.3%
Algeco Global Finance PLC
6.50%, 2/15/23(9)	EUR	350	$432,531
8.00%, 2/15/23(8)		1,755	1,755,000
Block Financial, LLC
5.25%, 10/1/25		1,110	1,159,683
Inter Media and Communication SpA
4.875%, 12/31/22(9)	EUR	235	292,278
IPD 3 B.V.
4.50%, 7/15/22(9)	EUR	475	596,153
Verisure Holding AB
6.00%, 11/1/22(9)	EUR	315	409,289
			$4,644,934

Computers — 0.2%
Seagate HDD Cayman
4.75%, 1/1/25		665	$647,810
4.875%, 6/1/27		969	919,406
5.75%, 12/1/34		1,030	984,172
			$2,551,388

Conglomerates — 0.3%
Spectrum Brands, Inc.
5.75%, 7/15/25		2,745	$2,813,625
TMS International Corp.
7.25%, 8/15/25(8)		1,425	1,489,125
			$4,302,750

26	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Consumer Products — 0.1%
Central Garden & Pet Co.
6.125%, 11/15/23		575	$603,032
HRG Group, Inc.
7.75%, 1/15/22		250	260,156
			$863,188

Containers and Glass Products — 1.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
6.00%, 6/30/21(8)		615	$629,606
4.25%, 9/15/22(8)		690	688,275
2.75%, 3/15/24(9)	EUR	500	623,693
7.25%, 5/15/24(8)		325	346,938
6.00%, 2/15/25(8)		2,335	2,352,512
Ball Corp.
4.375%, 12/15/20		2,375	2,422,500
Berry Global, Inc.
6.00%, 10/15/22		970	1,005,163
BWAY Holding Co.
5.50%, 4/15/24(8)		1,730	1,745,138
7.25%, 4/15/25(8)		820	838,450
Crown Americas, LLC/Crown Americas Capital Corp., VI
4.75%, 2/1/26(8)		1,040	1,008,800
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23 (8)		1,345	1,394,597
6.375%, 8/15/25(8)		700	740,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20		242	245,608
5.125%, 7/15/23(8)		1,015	1,026,114
7.00%, 7/15/24(8)		1,315	1,379,106
Verallia Packaging SASU
5.125%, 8/1/22(9)	EUR	230	293,732
			$16,740,482

Distribution & Wholesale — 0.1%
American Tire Distributors, Inc.
10.25%, 3/1/22(8)		1,875	$1,924,219
H&E Equipment Services, Inc.
5.625%, 9/1/25		395	399,444
			$2,323,663

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services — 0.9%
Arrow Global Finance PLC
2.875%, (3 mo. EURIBOR + 2.875%), 4/1/25(9)(13)	EUR	250	$300,937
Barclays PLC
4.836%, 5/9/28		1,990	1,957,382
BrightSphere Investment Group PLC
4.80%, 7/27/26		2,195	2,205,675
Cadence Financial Corp.
4.875%, 6/28/19(8)		1,375	1,392,639
Central Storage Safety Project Trust
4.823%, 2/1/38(8)		240	249,076
FBM Finance, Inc.
8.25%, 8/15/21(8)		1,415	1,485,750
Grupo KUO SAB de CV
5.75%, 7/7/27(8)		1,000	1,002,500
Jefferies Finance, LLC/JFIN Co-Issuer Corp.
7.25%, 8/15/24(8)		2,260	2,241,694
Leucadia National Corp.
6.625%, 10/23/43		683	742,428
LSF10 Wolverine Investments SCA
4.625%, (3 mo. EURIBOR + 4.625%), 3/15/24(9)(13)	EUR	200	247,567
Mercury BondCo PLC
8.25%, (8.25% cash or 9.00% PIK), 5/30/21(9)(14)	EUR	270	347,407
Och-Ziff Finance Co., LLC
4.50%, 11/20/19(8)		2,009	1,973,843
SASU Newco SAB 20 SAS
4.25%, 9/30/24(9)	EUR	490	587,203
UniCredit SpA
5.861% to 6/19/27, 6/19/32(8)(10)		1,000	1,017,710
Unifin Financiera SAB de CV SOFOM ENR
8.875% to 1/29/25 (8)(10)(11)		248	243,660
			$15,995,471

Drugs — 1.5%
Catalent Pharma Solutions, Inc.
4.875%, 1/15/26(8)		3,385	$3,308,837
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(8)		4,400	4,460,500
Johnson & Johnson
1.65%, 3/1/21		590	574,188
Merck & Co., Inc.
1.85%, 2/10/20		600	592,565

27	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Nidda Healthcare Holding GmbH
3.50%, 9/30/24(9)	EUR	200	$246,188
Valeant Pharmaceuticals International, Inc.
7.50%, 7/15/21(8)		3,210	3,246,113
5.625%, 12/1/21(8)		1,165	1,116,944
6.50%, 3/15/22(8)		2,419	2,506,689
7.25%, 7/15/22(8)		275	276,031
5.875%, 5/15/23(8)		1,135	1,011,569
7.00%, 3/15/24(8)		4,105	4,294,856
5.50%, 11/1/25(8)		2,585	2,526,191
9.00%, 12/15/25(8)		1,705	1,700,738
			$25,861,409

Ecological Services and Equipment — 0.8%
Advanced Disposal Services, Inc.
5.625%, 11/15/24(8)		1,405	$1,422,562
Clean Harbors, Inc.
5.125%, 6/1/21		900	913,500
Covanta Holding Corp.
6.375%, 10/1/22		1,960	1,999,200
5.875%, 3/1/24		1,900	1,866,750
5.875%, 7/1/25		860	836,350
GFL Environmental, Inc.
9.875%, 2/1/21(8)		225	237,938
5.375%, 3/1/23(8)		1,695	1,669,575
Waste Pro USA, Inc.
5.50%, 2/15/26(8)		655	648,450
Wrangler Buyer Corp.
6.00%, 10/1/25(8)		3,793	3,745,587
			$13,339,912

Electric Utilities — 0.3%
Drax Finco PLC
4.25%, 5/1/22(9)	GBP	325	$458,255
Engie Energia Chile SA
4.50%, 1/29/25(8)		637	650,021
NRG Yield Operating, LLC
5.375%, 8/15/24		825	832,219
5.00%, 9/15/26		1,455	1,436,812
State Grid Overseas Investment 2016, Ltd.
2.875%, 5/18/26(9)		2,300	2,145,026
TenneT Holding B.V.
2.995% to 6/1/24 (9)(10)(11)	EUR	350	440,347
			$5,962,680

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 1.4%
Anixter, Inc.
5.50%, 3/1/23		1,890	$1,963,238
Avnet, Inc.
4.625%, 4/15/26		985	983,718
Duke Energy Corp.
2.65%, 9/1/26		850	776,683
Electricite de France S.A.
6.00% to 1/29/26(9)(10)(11)	GBP	400	585,638
Enel Finance International NV
3.625%, 5/25/27(8)		1,000	953,598
Entegris, Inc.
4.625%, 2/10/26(8)		1,350	1,323,149
Exelon Corp.
5.625%, 6/15/35		819	979,236
Infor (US), Inc.
6.50%, 5/15/22		1,760	1,799,600
Ingram Micro, Inc.
5.45%, 12/15/24		1,889	1,830,506
NXP B.V./NXP Funding, LLC
4.625%, 6/1/23(8)		1,430	1,459,029
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23		2,650	2,805,025
Veritas US, Inc./Veritas Bermuda, Ltd.
7.50%, 2/1/23(8)		1,455	1,462,275
7.50%, 2/1/23(9)	EUR	500	646,599
10.50%, 2/1/24(8)		2,125	1,997,500
Western Digital Corp.
4.75%, 2/15/26		4,765	4,763,451
			$24,329,245

Energy — 0.1%
Sunoco, L.P./Sunoco Finance Corp.
4.875%, 1/15/23(8)		950	$917,938
5.50%, 2/15/26(8)		510	493,425
Ultrapar International S.A.
5.25%, 10/6/26(8)		1,000	998,750
			$2,410,113

Entertainment — 0.0%(15)
CPUK Finance, Ltd.
4.875%, 2/28/47(9)	GBP	485	$685,045
			$685,045

28	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 1.6%
Ally Financial, Inc.
8.00%, 12/31/18	75	$77,531
3.50%, 1/27/19	5,000	5,018,750
CIT Group, Inc.
5.375%, 5/15/20	570	589,238
4.125%, 3/9/21	1,105	1,113,287
6.125%, 3/9/28	650	676,000
Credit Acceptance Corp.
7.375%, 3/15/23	1,475	1,543,219
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.25%, 2/1/22	2,385	2,432,700
6.375%, 12/15/25	820	826,150
JPMorgan Chase & Co.
4.25%, 10/1/27	1,250	1,266,893
Series S, 6.75% to 2/1/24(10)(11)	3,325	3,631,731
Navient Corp.
5.50%, 1/15/19	3,125	3,167,187
4.875%, 6/17/19	215	217,258
8.00%, 3/25/20	2,150	2,289,750
5.00%, 10/26/20	995	1,003,706
7.25%, 1/25/22	215	227,900
OneMain Financial Holdings, LLC
7.25%, 12/15/21(8)	500	518,438
Titan Acquisition, Ltd./Titan Co-Borrower, LLC
7.75%, 4/15/26(8)	3,515	3,512,803
		$28,112,541

Financial Services — 0.4%
Banco BTG Pactual SA/Cayman Islands
5.75%, 9/28/22(8)	1,592	$1,583,244
Banco BTG Pactual SA/Luxembourg
5.50%, 1/31/23(8)	510	499,647
Brookfield Finance, Inc.
3.90%, 1/25/28	2,000	1,946,070
Sensata Technologies UK Financing Co. PLC
6.25%, 2/15/26(8)	2,735	2,888,023
		$6,916,984

Food Products — 0.9%
Dean Foods Co.
6.50%, 3/15/23(8)	1,025	$977,594
Dole Food Co., Inc.
7.25%, 6/15/25(8)	2,900	2,987,000

Security		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Iceland Bondco PLC
4.772%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(13)	GBP	254	$356,052
Pilgrim’s Pride Corp.
5.75%, 3/15/25(8)		1,250	1,217,188
5.875%, 9/30/27(8)		660	622,050
Post Holdings, Inc.
5.50%, 3/1/25(8)		1,680	1,659,000
8.00%, 7/15/25(8)		745	839,056
5.00%, 8/15/26(8)		2,275	2,166,937
5.625%, 1/15/28(8)		1,670	1,601,112
Smithfield Foods, Inc.
2.65%, 10/3/21(8)		550	526,765
Tesco PLC
6.125%, 2/24/22	GBP	400	632,827
US Foods, Inc.
5.875%, 6/15/24(8)		1,870	1,921,425
			$15,507,006

Food Service — 0.7%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(8)		2,410	$2,422,050
4.25%, 5/15/24(8)		2,720	2,604,400
5.00%, 10/15/25(8)		3,705	3,546,426
IRB Holding Corp.
6.75%, 2/15/26(8)		1,045	1,026,817
Welbilt, Inc.
9.50%, 2/15/24		815	912,800
Yum! Brands, Inc.
5.30%, 9/15/19		425	437,750
3.875%, 11/1/23		190	183,112
			$11,133,355

Food / Drug Retailers — 0.3%
CVS Health Corp.
3.375%, 8/12/24		925	$896,789
4.30%, 3/25/28		934	941,623
ESAL GmbH
6.25%, 2/5/23(8)		2,075	1,986,812
Sigma Alimentos SA de CV
4.125%, 5/2/26(8)		1,070	1,033,888
			$4,859,112

29	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Forest Products — 0.0%(15)
Mercer International, Inc.
5.50%, 1/15/26(8)		450	$447,750
			$447,750

Health Care — 3.5%
Abbott Laboratories
4.90%, 11/30/46		360	$395,593
Aetna, Inc.
4.125%, 11/15/42		385	362,300
Amgen, Inc.
2.60%, 8/19/26		840	767,883
Centene Corp.
4.75%, 5/15/22		870	885,225
6.125%, 2/15/24		200	208,640
4.75%, 1/15/25		2,450	2,394,875
Charles River Laboratories International, Inc.
5.50%, 4/1/26(8)(12)		545	555,219
CHS/Community Health Systems, Inc.
6.25%, 3/31/23		2,785	2,579,606
Constantin Investissement 3 SASU
5.375%, 4/15/25(9)	EUR	300	364,618
Eagle Holding Co. II, LLC
7.625%, (7.625% cash or 8.375% PIK), 5/15/22(8)(14)		1,260	1,272,600
Envision Healthcare Corp.
5.625%, 7/15/22		1,050	1,059,975
6.25%, 12/1/24(8)		3,600	3,735,000
Gilead Sciences, Inc.
2.95%, 3/1/27		800	757,263
Grifols S.A.
3.20%, 5/1/25(9)	EUR	550	683,610
HCA Healthcare, Inc.
6.25%, 2/15/21		1,710	1,799,775
HCA, Inc.
6.50%, 2/15/20		3,215	3,379,769
7.50%, 2/15/22		2,930	3,226,662
4.75%, 5/1/23		1,125	1,140,469
5.875%, 2/15/26		2,705	2,759,100
4.50%, 2/15/27		1,515	1,465,763
Hologic, Inc.
4.375%, 10/15/25(8)		1,665	1,610,888
inVentiv Group Holdings, Inc./inVentiv Health, Inc./ inVentiv Health Clinical, Inc.
7.50%, 10/1/24(8)		1,629	1,738,957

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Kinetic Concepts, Inc./KCI USA, Inc.
7.875%, 2/15/21(8)		1,405	$1,447,150
12.50%, 11/1/21(8)		2,965	3,365,275
Medtronic Global Holdings SCA
3.35%, 4/1/27		750	740,520
MPH Acquisition Holdings, LLC
7.125%, 6/1/24(8)		2,150	2,225,250
Polaris Intermediate Corp.
8.50%, 12/1/22(8)(14)		2,940	3,006,179
Synlab Bondco PLC
3.50%, (3 mo. EURIBOR + 3.50%), 7/1/22(9)(13)	EUR	580	719,855
Team Health Holdings, Inc.
6.375%, 2/1/25(8)		2,020	1,742,452
Teleflex, Inc.
5.25%, 6/15/24		790	811,725
4.625%, 11/15/27		1,055	1,019,404
Tenet Healthcare Corp.
6.00%, 10/1/20		1,795	1,862,312
7.50%, 1/1/22(8)		680	719,100
8.125%, 4/1/22		4,125	4,315,781
6.75%, 6/15/23		325	319,313
UnitedHealth Group, Inc.
3.375%, 4/15/27		475	467,621
WellCare Health Plans, Inc.
5.25%, 4/1/25		3,275	3,295,469
			$59,201,196

Home Furnishings — 0.1%
Harman International Industries, Inc.
4.15%, 5/15/25		940	$952,476
			$952,476

Industrial Equipment — 0.4%
ABG Orphan Holdco S.a.r.l.
14.00%, (5.00% cash, 9.00% PIK) 2/28/21(8)		167	$179,907
BlueLine Rental Finance Corp./BlueLine Rental, LLC
9.25%, 3/15/24(8)		1,010	1,085,427
Cleaver-Brooks, Inc.
7.875%, 3/1/23(8)		670	697,638
CNH Industrial Capital, LLC
3.625%, 4/15/18		2,500	2,506,875
Orano SA
4.875%, 9/23/24	EUR	450	608,198

30	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Wabtec Corp.
3.45%, 11/15/26		1,000	$959,485
Wittur International Holding GmbH
8.50%, 2/15/23(9)	EUR	580	739,495
			$6,777,025

Insurance — 0.9%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer
8.25%, 8/1/23(8)		5,430	$5,606,475
Ardonagh Midco 3 PLC
8.375%, 7/15/23(9)	GBP	440	635,840
8.625%, 7/15/23(8)		2,335	2,422,562
Athene Holding, Ltd.
4.125%, 1/12/28		1,000	960,845
Berkshire Hathaway Energy Co.
4.50%, 2/1/45		680	728,481
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, (8.125% cash or 8.875% PIK), 7/15/19(8)(14)		1,695	1,699,238
Hub International, Ltd.
7.875%, 10/1/21(8)		2,325	2,409,281
Metropolitan Life Global Funding I
3.00%, 9/19/27(8)		760	718,117
MGIC Investment Corp.
5.75%, 8/15/23		1,000	1,052,500
			$16,233,339

Internet Software & Services — 0.6%
eDreams Odigeo SA
8.50%, 8/1/21(9)	EUR	244	$319,181
Netflix, Inc.
5.50%, 2/15/22		1,825	1,898,000
3.625%, 5/15/27(9)	EUR	340	412,571
4.875%, 4/15/28(8)		1,665	1,603,145
Riverbed Technology, Inc.
8.875%, 3/1/23(8)		3,495	3,333,356
Symantec Corp.
5.00%, 4/15/25(8)		1,995	2,016,408
			$9,582,661

Security		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.9%
AMC Entertainment Holdings, Inc.
6.375%, 11/15/24	GBP	225	$324,277
5.875%, 11/15/26		710	699,350
6.125%, 5/15/27		2,545	2,513,188
Cinemark USA, Inc.
4.875%, 6/1/23		2,730	2,708,979
Mattel, Inc.
6.75%, 12/31/25(8)		555	544,011
National CineMedia, LLC
6.00%, 4/15/22		725	735,875
NCL Corp., Ltd.
4.75%, 12/15/21(8)		1,345	1,361,813
Sabre GLBL, Inc.
5.375%, 4/15/23(8)		855	866,756
Viking Cruises, Ltd.
6.25%, 5/15/25(8)		1,690	1,698,450
5.875%, 9/15/27(8)		4,505	4,279,750
			$15,732,449

Lodging and Casinos — 2.1%
Caesars Resort Collection, LLC/CRC Finco, Inc.
5.25%, 10/15/25(8)		4,300	$4,133,074
Eldorado Resorts, Inc.
6.00%, 4/1/25		1,450	1,479,000
ESH Hospitality, Inc.
5.25%, 5/1/25(8)		1,260	1,228,878
Gateway Casinos & Entertainment, Ltd.
8.25%, 3/1/24(8)		255	271,734
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20		2,650	2,711,347
Golden Nugget, Inc.
6.75%, 10/15/24(8)		3,745	3,782,450
8.75%, 10/1/25(8)		1,995	2,074,800
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/24		1,410	1,371,225
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21(8)		1,395	1,443,825
10.25%, 11/15/22(8)		1,310	1,431,175
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.
5.625%, 5/1/24		480	496,800
4.50%, 9/1/26		895	859,200
MGM Resorts International
6.625%, 12/15/21		2,455	2,654,469

31	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
MGM Resorts International (continued)
7.75%, 3/15/22		3,340	$3,728,275
6.00%, 3/15/23		890	936,725
NH Hotel Group S.A.
3.75%, 10/1/23(9)	EUR	250	323,470
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23		1,215	1,224,112
Studio City Co., Ltd.
7.25%, 11/30/21(8)		845	881,969
Tunica-Biloxi Gaming Authority
3.78%, 12/15/20(8)		4,721	1,298,219
VICI Properties 1, LLC/VICI FC, Inc.
8.00%, 10/15/23		2,969	3,302,733
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
5.25%, 5/15/27(8)		335	329,138
			$35,962,618

Machinery — 0.2%
Cloud Crane, LLC
10.125%, 8/1/24(8)		1,625	$1,803,750
Nvent Finance S.a.r.l.
4.55%, 4/15/28(8)		1,000	1,005,918
			$2,809,668

Manufacturing — 0.2%
Novelis Corp.
6.25%, 8/15/24(8)		1,065	$1,094,287
5.875%, 9/30/26(8)		1,530	1,510,875
			$2,605,162

Media — 0.0%(15)
McGraw-Hill Global Education Holdings, LLC/ McGraw-Hill Global Education Finance
7.875%, 5/15/24(8)		135	$129,569
			$129,569

Metals / Mining — 0.5%
Alcoa Nederland Holding B.V.
6.75%, 9/30/24(8)		670	$720,250
7.00%, 9/30/26(8)		200	216,500
Constellium N.V.
4.25%, 2/15/26(8)	EUR	1,000	1,249,614

Security		Principal Amount* (000’s omitted)	Value

Metals / Mining (continued)
Constellium N.V. (continued)
4.25%, 2/15/26(9)	EUR	400	$499,846
5.875%, 2/15/26(8)		1,205	1,189,937
Hudbay Minerals, Inc.
7.25%, 1/15/23(8)		1,015	1,058,138
7.625%, 1/15/25(8)		1,825	1,936,781
Yamana Gold, Inc.
4.625%, 12/15/27(8)		1,000	985,958
			$7,857,024

Nonferrous Metals / Minerals — 1.1%
Eldorado Gold Corp.
6.125%, 12/15/20(8)		3,685	$3,509,962
First Quantum Minerals, Ltd.
7.00%, 2/15/21(8)		655	657,866
7.25%, 4/1/23(8)		2,010	1,984,875
7.50%, 4/1/25(8)		3,755	3,701,022
6.875%, 3/1/26(8)		1,765	1,681,163
Imperial Metals Corp.
7.00%, 3/15/19(8)		880	814,000
New Gold, Inc.
6.25%, 11/15/22(8)		2,130	2,180,587
6.375%, 5/15/25(8)		695	712,375
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp.
7.50%, 6/15/25(8)		1,530	1,583,550
Teck Resources, Ltd.
6.00%, 8/15/40		350	362,250
5.20%, 3/1/42		315	296,100
5.40%, 2/1/43		700	670,250
			$18,154,000

Oil and Gas — 6.5%
Aker BP ASA
5.875%, 3/31/25(8)		965	$979,475
AmeriGas Partners, L.P./AmeriGas Finance Corp.
5.625%, 5/20/24		280	279,650
5.50%, 5/20/25		3,020	2,929,400
5.875%, 8/20/26		465	456,863
5.75%, 5/20/27		255	245,119
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp.
5.25%, 1/15/25		305	310,460

32	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Antero Resources Corp.
5.375%, 11/1/21	2,715	$2,772,694
5.625%, 6/1/23	270	276,750
Berry Petroleum Co., LLC
7.00%, 2/15/26(8)	1,385	1,399,265
Canbriam Energy, Inc.
9.75%, 11/15/19(8)	2,265	2,321,625
Centennial Resource Production, LLC
5.375%, 1/15/26(8)	2,175	2,139,656
Cheniere Corpus Christi Holdings, LLC
7.00%, 6/30/24	340	377,400
5.875%, 3/31/25	2,065	2,168,250
Cheniere Energy Partners, L.P.
5.25%, 10/1/25(8)	1,590	1,572,112
Chesapeake Energy Corp.
8.00%, 12/15/22(8)	98	103,758
CrownRock, L.P./CrownRock Finance, Inc.
5.625%, 10/15/25(8)	4,165	4,133,762
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	5,055	5,181,375
Denbury Resources, Inc.
9.00%, 5/15/21(8)	650	669,500
Diamondback Energy, Inc.
4.75%, 11/1/24	490	486,325
5.375%, 5/31/25	1,235	1,258,774
Ecopetrol S.A.
5.875%, 5/28/45	1,000	989,700
Endeavor Energy Resources, L.P./EER Finance, Inc.
5.50%, 1/30/26(8)	1,045	1,042,388
5.75%, 1/30/28(8)	1,390	1,390,000
Energy Transfer Equity, L.P.
7.50%, 10/15/20	1,950	2,104,781
5.875%, 1/15/24	875	905,625
Energy Transfer Partners, L.P.
Series A, 6.25% to 2/15/23(10)(11)	1,745	1,671,928
Ensco PLC
7.75%, 2/1/26	1,030	947,600
EP Energy, LLC/Everest Acquisition Finance, Inc.
8.00%, 11/29/24(8)	875	883,750
8.00%, 2/15/25(8)	1,350	907,875
Extraction Oil & Gas, Inc.
7.375%, 5/15/24(8)	535	561,750
5.625%, 2/1/26(8)	2,455	2,323,044

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Great Western Petroleum, LLC/Great Western Finance Corp.
9.00%, 9/30/21(8)	2,485	$2,559,550
Gulfport Energy Corp.
6.625%, 5/1/23	2,085	2,116,275
6.00%, 10/15/24	1,175	1,120,656
Holly Energy Partners, L.P./Holly Energy Finance Corp.
6.00%, 8/1/24(8)	525	538,125
Kinder Morgan Energy Partners, L.P.
4.30%, 5/1/24	1,025	1,033,694
Matador Resources Co.
6.875%, 4/15/23	2,675	2,788,687
Moss Creek Resources Holdings, Inc.
7.50%, 1/15/26(8)	1,915	1,938,363
Nabors Industries, Inc.
4.625%, 9/15/21	255	247,414
5.50%, 1/15/23	1,840	1,808,002
5.75%, 2/1/25(8)	1,985	1,875,825
Oasis Petroleum, Inc.
6.50%, 11/1/21	420	427,350
6.875%, 3/15/22	110	111,841
6.875%, 1/15/23	910	924,788
Oceaneering International, Inc.
4.65%, 11/15/24	1,250	1,207,391
Parsley Energy, LLC/Parsley Finance Corp.
6.25%, 6/1/24(8)	345	358,369
5.375%, 1/15/25(8)	1,240	1,243,100
5.25%, 8/15/25(8)	1,170	1,165,613
5.625%, 10/15/27(8)	1,255	1,258,138
PBF Holding Co., LLC/PBF Finance Corp.
7.00%, 11/15/23	730	759,200
7.25%, 6/15/25	990	1,030,838
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23	1,800	1,831,500
Petrobras Global Finance B.V.
6.125%, 1/17/22	1,648	1,765,008
Petroleos Mexicanos
6.75%, 9/21/47	1,000	1,014,380
Precision Drilling Corp.
6.50%, 12/15/21	153	154,913
7.75%, 12/15/23	90	93,938
7.125%, 1/15/26(8)	500	496,250
QEP Resources, Inc.
5.625%, 3/1/26	620	587,450

33	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Resolute Energy Corp.
8.50%, 5/1/20	560	$560,000
Rowan Cos., Inc.
4.875%, 6/1/22	1,810	1,656,150
RSP Permian, Inc.
6.625%, 10/1/22	3,090	3,236,775
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21	935	983,501
5.625%, 3/1/25	1,910	2,054,125
SESI, LLC
7.75%, 9/15/24(8)	220	228,250
Seven Generations Energy, Ltd.
6.875%, 6/30/23(8)	1,250	1,303,125
5.375%, 9/30/25(8)	1,710	1,637,325
Shelf Drilling Holdings, Ltd.
8.25%, 2/15/25(8)	1,700	1,710,625
SM Energy Co.
6.125%, 11/15/22	750	753,750
6.50%, 1/1/23	1,995	1,995,000
6.75%, 9/15/26	1,205	1,198,975
Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp.
5.50%, 1/15/28(8)	3,795	3,832,950
Tervita Escrow Corp.
7.625%, 12/1/21(8)	1,655	1,687,388
Transocean, Inc.
7.50%, 1/15/26(8)	650	641,875
Trinidad Drilling, Ltd.
6.625%, 2/15/25(8)	1,675	1,570,312
Weatherford International, Ltd.
8.25%, 6/15/23	360	314,100
9.875%, 2/15/24	835	766,113
Whiting Petroleum Corp.
6.625%, 1/15/26(8)	2,070	2,088,112
WildHorse Resource Development Corp.
6.875%, 2/1/25	3,510	3,536,325
Williams Cos., Inc. (The)
3.70%, 1/15/23	1,605	1,568,887
4.55%, 6/24/24	1,240	1,254,843
5.75%, 6/24/44	790	839,375
Woodside Finance, Ltd.
3.70%, 9/15/26(8)	1,000	985,842
		$110,651,035

Security	Principal Amount* (000’s omitted)	Value

Packaging & Containers — 0.4%
ARD Finance S.A.
7.125%, (7.125% cash or 7.875% PIK), 9/15/23(14)	2,025	$2,103,469
ARD Securities Finance S.a.r.l.
8.75%, 1/31/23(8)(14)	5,125	5,381,250
		$7,484,719

Pharmaceuticals — 0.2%
AbbVie, Inc.
4.45%, 5/14/46	380	$378,737
Teva Pharmaceutical Finance Netherlands III B.V.
6.00%, 4/15/24(8)	2,500	2,429,882
Vizient, Inc.
10.375%, 3/1/24(8)	1,005	1,118,062
		$3,926,681

Pipelines — 0.3%
Antero Midstream Partners, L.P./Antero Midstream Finance Corp.
5.375%, 9/15/24	620	$627,750
Georgian Oil and Gas Corp. JSC
6.75%, 4/26/21(9)	615	640,117
NGPL PipeCo, LLC
4.375%, 8/15/22(8)	340	339,150
Plains All American Pipeline, L.P.
Series B, 6.125% to 11/15/22(10)(11)	1,850	1,789,875
Western Gas Partners, L.P.
4.65%, 7/1/26	1,025	1,038,807
		$4,435,699

Publishing — 0.3%
Laureate Education, Inc.
8.25%, 5/1/25(8)	2,835	$3,047,625
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, (8.50% cash or 9.25% PIK), 8/1/19(8)(14)	317	315,019
Tribune Media Co.
5.875%, 7/15/22	1,390	1,416,062
		$4,778,706

Radio and Television — 0.6%
CBS Radio, Inc.
7.25%, 11/1/24(8)	1,420	$1,453,725

34	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Clear Channel Worldwide Holdings, Inc.
Series A, 7.625%, 3/15/20	470	$468,825
Series A, 6.50%, 11/15/22	1,100	1,122,000
Series B, 6.50%, 11/15/22	2,130	2,177,925
iHeartCommunications, Inc.
9.00%, 12/15/19(5)	226	180,518
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(8)	1,250	1,270,312
Salem Media Group, Inc.
6.75%, 6/1/24(8)	150	144,375
Sirius XM Radio, Inc.
6.00%, 7/15/24(8)	2,830	2,921,975
5.00%, 8/1/27(8)	1,410	1,332,450
		$11,072,105

Real Estate Investment Trusts (REITs) — 0.4%
CBL & Associates, L.P.
5.25%, 12/1/23	1,465	$1,268,457
DDR Corp.
3.625%, 2/1/25	781	748,791
EPR Properties
4.50%, 6/1/27	1,100	1,073,706
Mattamy Group Corp.
6.875%, 12/15/23(8)	2,145	2,214,713
6.50%, 10/1/25(8)	1,300	1,319,500
VEREIT Operating Partnership, L.P.
3.95%, 8/15/27	1,060	996,750
		$7,621,917

Retailers (Except Food and Drug) — 1.2%
Dollar Tree, Inc.
5.75%, 3/1/23	4,400	$4,607,306
Hot Topic, Inc.
9.25%, 6/15/21(8)	1,170	1,164,150
L Brands, Inc.
5.625%, 2/15/22	790	823,575
6.875%, 11/1/35	1,560	1,521,000
Macy’s Retail Holdings, Inc.
6.70%, 7/15/34	785	826,189
4.30%, 2/15/43	1,252	1,021,775
Murphy Oil USA, Inc.
6.00%, 8/15/23	4,165	4,310,775
5.625%, 5/1/27	560	564,900

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Nordstrom, Inc.
5.00%, 1/15/44	500	$470,685
Party City Holdings, Inc.
6.125%, 8/15/23(8)	2,910	2,979,112
Signet UK Finance PLC
4.70%, 6/15/24	644	618,081
Tapestry, Inc.
4.125%, 7/15/27	1,000	980,189
Vista Outdoor, Inc.
5.875%, 10/1/23	535	501,562
		$20,389,299

Road & Rail — 0.1%
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(8)	1,990	$2,047,213
		$2,047,213

Software and Services — 0.5%
Camelot Finance S.A.
7.875%, 10/15/24(8)	1,115	$1,166,569
Gartner, Inc.
5.125%, 4/1/25(8)	795	796,988
IHS Markit, Ltd.
5.00%, 11/1/22(8)	2,240	2,335,200
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, (7.125% cash or 7.875% PIK), 5/1/21(8)(14)	2,090	2,118,737
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc.
6.00%, 7/15/25(8)	1,915	1,970,056
Microsoft Corp.
3.30%, 2/6/27	890	883,985
		$9,271,535

Steel — 0.3%
Allegheny Ludlum, LLC
6.95%, 12/15/25	225	$232,312
Allegheny Technologies, Inc.
5.95%, 1/15/21	455	466,375
7.875%, 8/15/23	3,195	3,486,544
Big River Steel, LLC/BRS Finance Corp.
7.25%, 9/1/25(8)	1,080	1,123,200
		$5,308,431

35	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Super Retail — 0.0%(15)
Dufry Finance SCA
4.50%, 8/1/23(9)	EUR	500	$643,221
			$643,221

Surface Transport — 1.1%
Anglian Water Osprey Financing PLC
4.00%, 3/8/26(9)	GBP	225	$301,984
CEVA Group PLC
7.00%, 3/1/21(8)		335	329,975
CMA CGM S.A.
7.75%, 1/15/21(9)	EUR	200	254,708
5.25%, 1/15/25(9)	EUR	185	205,217
DAE Funding, LLC
4.50%, 8/1/22(8)		1,050	998,813
5.00%, 8/1/24(8)		1,745	1,655,569
Debt and Asset Trading Corp.
1.00%, 10/10/25(9)		2,600	1,837,927
Dubai DOF Sukuk, Ltd.
3.875%, 1/30/23(9)		2,000	2,021,940
Flexi-Van Leasing, Inc.
10.00%, 2/15/23(8)		2,015	2,004,925
Hertz Corp. (The)
6.25%, 10/15/22		435	409,988
5.50%, 10/15/24(8)		635	539,750
Moto Finance PLC
4.50%, 10/1/22(9)	GBP	250	353,118
Park Aerospace Holdings, Ltd.
5.25%, 8/15/22(8)		2,990	2,940,515
5.50%, 2/15/24(8)		1,333	1,296,342
XPO Logistics, Inc.
6.50%, 6/15/22(8)		3,035	3,141,225
6.125%, 9/1/23(8)		705	730,556
			$19,022,552

Technology — 0.6%
Abengoa Finance S.A.
7.50%, 3/31/27(5)(8)		1,125	$16,875
Dell International, LLC/EMC Corp.
5.875%, 6/15/21(8)		100	102,625
7.125%, 6/15/24(8)		2,440	2,607,064
6.02%, 6/15/26(8)		1,945	2,096,773
Exela Intermediate, LLC/Exela Finance, Inc.
10.00%, 7/15/23(8)		1,380	1,402,425

Security		Principal Amount* (000’s omitted)	Value

Technology (continued)
International Game Technology PLC
6.50%, 2/15/25(8)		720	$774,900
Israel Electric Corp., Ltd.
5.00%, 11/12/24(8)(9)		1,800	1,877,562
Safari Holding Verwaltungs GmbH
5.375%, 11/30/22(9)	EUR	250	311,036
Western Union Co. (The)
6.20%, 11/17/36		637	668,426
			$9,857,686

Telecommunications — 4.3%
Altice Financing S.A.
6.625%, 2/15/23(8)		865	$858,513
Altice Luxembourg S.A.
7.25%, 5/15/22(9)	EUR	304	364,277
7.75%, 5/15/22(8)		2,860	2,663,375
7.625%, 2/15/25(8)		1,290	1,107,788
AT&T, Inc.
4.75%, 5/15/46		1,400	1,362,628
CenturyLink, Inc.
5.80%, 3/15/22		210	206,063
6.75%, 12/1/23		1,695	1,656,862
7.50%, 4/1/24		420	424,200
CommScope Technologies, LLC
6.00%, 6/15/25(8)		2,315	2,420,332
5.00%, 3/15/27(8)		2,975	2,833,687
Digicel, Ltd.
6.00%, 4/15/21(8)		2,305	2,172,462
Equinix, Inc.
5.875%, 1/15/26		2,725	2,847,625
2.875%, 2/1/26	EUR	440	516,477
5.375%, 5/15/27		1,010	1,027,675
Frontier Communications Corp.
10.50%, 9/15/22		815	685,684
7.625%, 4/15/24		285	179,550
6.875%, 1/15/25		1,845	1,100,081
Hughes Satellite Systems Corp.
6.50%, 6/15/19		2,912	3,010,280
5.25%, 8/1/26		1,245	1,224,769
6.625%, 8/1/26		1,490	1,493,725
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20		2,735	2,543,550
7.50%, 4/1/21		220	200,200
5.50%, 8/1/23		1,525	1,239,063
8.00%, 2/15/24(8)		490	516,338

36	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Level 3 Financing, Inc.
5.375%, 1/15/24		1,000	$976,880
Level 3 Parent, LLC
5.75%, 12/1/22		330	330,620
Matterhorn Telecom SA
3.875%, 5/1/22(9)	EUR	250	311,050
Nokia OYJ
4.375%, 6/12/27		1,025	964,781
Qualitytech, L.P./QTS Finance Corp.
4.75%, 11/15/25(8)		795	749,288
SBA Communications Corp.
4.00%, 10/1/22(8)		1,020	981,750
4.875%, 9/1/24		460	452,525
Sprint Capital Corp.
6.875%, 11/15/28		990	926,888
Sprint Communications, Inc.
9.00%, 11/15/18(8)		5,014	5,176,955
7.00%, 8/15/20		3,605	3,758,212
6.00%, 11/15/22		365	359,069
Sprint Corp.
7.25%, 9/15/21		3,265	3,383,356
7.875%, 9/15/23		10,250	10,493,437
7.625%, 2/15/25		1,785	1,760,456
7.625%, 3/1/26		1,360	1,331,100
T-Mobile USA, Inc.
6.375%, 3/1/25		1,395	1,461,263
6.50%, 1/15/26		595	633,675
4.50%, 2/1/26		980	942,025
4.75%, 2/1/28		445	428,313
TalkTalk Telecom Group PLC
5.375%, 1/15/22(9)	GBP	250	348,516
Wind Tre SpA
2.75%, (3 mo. EURIBOR + 2.75%), 1/20/24(8)(13)	EUR	650	739,480
Zayo Group, LLC/Zayo Capital, Inc.
6.375%, 5/15/25		1,700	1,765,875
5.75%, 1/15/27(8)		3,325	3,254,344
			$74,185,062

Transportation — 0.1%
A.P. Moller – Maersk A/S
3.75%, 9/22/24(8)		1,025	$1,008,157
JSL Europe S.A.
7.75%, 7/26/24(8)		1,000	1,018,750
			$2,026,907

Security		Principal Amount* (000’s omitted)	Value

Utilities — 1.5%
AES Corp. (The)
4.00%, 3/15/21		1,060	$1,066,625
5.50%, 4/15/25		309	320,974
6.00%, 5/15/26		1,655	1,750,162
5.125%, 9/1/27		165	168,300
Calpine Corp.
5.50%, 2/1/24		285	260,419
5.75%, 1/15/25		2,285	2,096,487
5.25%, 6/1/26(8)		1,040	1,007,500
Dynegy, Inc.
7.375%, 11/1/22		1,130	1,193,562
7.625%, 11/1/24		1,733	1,878,139
8.00%, 1/15/25(8)		770	841,225
8.125%, 1/30/26(8)		2,315	2,563,862
ITC Holdings Corp.
5.30%, 7/1/43		660	747,909
Kansas City Power & Light Co.
4.20%, 6/15/47		750	752,398
NextEra Energy Operating Partners, L.P.
4.25%, 9/15/24(8)		660	641,850
NRG Energy, Inc.
7.25%, 5/15/26		3,000	3,195,000
5.75%, 1/15/28(8)		1,455	1,425,900
Pattern Energy Group, Inc.
5.875%, 2/1/24(8)		970	996,675
Southern Co. (The)
3.25%, 7/1/26		1,000	951,330
Southwestern Electric Power Co.
6.20%, 3/15/40		696	885,921
TerraForm Power Operating, LLC
4.25%, 1/31/23(8)		655	631,256
6.625%, 6/15/25(8)		580	625,675
5.00%, 1/31/28(8)		985	938,213
Thames Water Kemble Finance PLC
5.875%, 7/15/22(9)	GBP	450	689,127
			$25,628,509

Total Corporate Bonds & Notes (identified cost $879,196,870)			$879,255,634

37	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Foreign Corporate Bonds — 0.1%
Security		Principal Amount* (000’s omitted)	Value
Export-Import Bank of India, 3.375%, 8/5/26(9)		1,700	$1,603,226
			$1,603,226

Total Foreign Corporate Bonds (identified cost $1,662,947)			$1,603,226

Foreign Government Securities — 4.9%
Security		Principal Amount* (000’s omitted)	Value

Albania — 0.2%
Republic of Albania
5.75%, 11/12/20(9)	EUR	2,820	$3,881,915
Total Albania			$3,881,915

Argentina — 0.0%(15)
Republic of Argentina
3.875%, 1/15/22(9)	EUR	425	$538,180
Total Argentina			$538,180

Armenia — 0.2%
Republic of Armenia
6.00%, 9/30/20(9)		700	$726,460
7.15%, 3/26/25(9)		1,675	1,854,610
Total Armenia			$2,581,070

Barbados — 0.2%
Barbados Government International Bond
6.625%, 12/5/35(9)		2,300	$1,702,000
7.00%, 8/4/22(9)		712	606,517
7.25%, 12/15/21(9)		892	776,040
Total Barbados			$3,084,557

Belarus — 0.1%
Republic of Belarus
6.20%, 2/28/30(9)		254	$253,047
6.875%, 2/28/23(9)		500	530,904
7.625%, 6/29/27(9)		500	551,587
Total Belarus			$1,335,538

Security		Principal Amount* (000’s omitted)	Value

Colombia — 0.1%
Republic of Colombia
2.625%, 3/15/23		2,250	$2,155,219
Total Colombia			$2,155,219

Croatia — 0.1%
Croatia
3.875%, 5/30/22(9)	EUR	1,601	$2,191,569
Total Croatia			$2,191,569

Cyprus — 0.2%
Republic of Cyprus
3.75%, 7/26/23(9)	EUR	57	$78,850
4.25%, 11/4/25(9)	EUR	2,143	3,085,831
Total Cyprus			$3,164,681

Dominican Republic — 0.2%
Dominican Republic International Bond
8.625%, 4/20/27(9)		2,671	$3,171,812
Total Dominican Republic			$3,171,812

Ecuador — 0.0%(15)
Republic of Ecuador
10.75%, 3/28/22(9)		325	$356,769
Total Ecuador			$356,769

Egypt — 0.1%
Egypt Government International Bond
6.125%, 1/31/22(9)		1,000	$1,036,614
Total Egypt			$1,036,614

El Salvador — 0.3%
Republic of El Salvador
7.375%, 12/1/19(9)		1,210	$1,263,095
7.75%, 1/24/23(9)		1,800	1,968,516
8.25%, 4/10/32(9)		1,001	1,126,896
8.625%, 2/28/29(9)		1,039	1,194,850
Total El Salvador			$5,553,357

Fiji — 0.1%
Republic of Fiji
6.625%, 10/2/20(9)		2,443	$2,467,801
Total Fiji			$2,467,801

38	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Georgia — 0.1%
Republic of Georgia
6.875%, 4/12/21(9)		939	$1,016,590
Total Georgia			$1,016,590

Greece — 0.0%(15)
Hellenic Republic Government Bond
3.50%, 1/30/23(9)	EUR	380	$470,194
Total Greece			$470,194

Honduras — 0.3%
Honduras Government International Bond
6.25%, 1/19/27(9)		150	$159,295
7.50%, 3/15/24(9)		400	442,732
8.75%, 12/16/20(9)		3,323	3,684,011
Total Honduras			$4,286,038

Hungary — 0.1%
Hungary Government Bond
5.75%, 11/22/23		820	$907,371
Total Hungary			$907,371

Indonesia — 0.1%
Republic of Indonesia
2.15%, 7/18/24(9)	EUR	280	$355,637
2.625%, 6/14/23(9)	EUR	850	1,112,818
3.70%, 1/8/22(9)		650	652,970
Total Indonesia			$2,121,425

Ivory Coast — 0.0%(15)
Ivory Coast
5.125%, 6/15/25(9)	EUR	435	$561,786
Total Ivory Coast			$561,786

Lebanon — 0.1%
Lebanese Republic
5.15%, 11/12/18(9)		2,200	$2,203,366
Total Lebanon			$2,203,366

Macedonia — 0.3%
Republic of Macedonia
2.75%, 1/18/25(9)	EUR	110	$135,547
3.975%, 7/24/21(9)	EUR	2,914	3,856,919

Security		Principal Amount* (000’s omitted)	Value

Macedonia (continued)
Republic of Macedonia (continued)
4.875%, 12/1/20(9)	EUR	788	$1,064,305
Total Macedonia			$5,056,771

Mexico — 0.3%
United Mexican States
3.625%, 3/15/22		1,632	$1,662,094
4.125%, 1/21/26		1,785	1,812,221
4.15%, 3/28/27		1,850	1,872,663
Total Mexico			$5,346,978

Nigeria — 0.0%(15)
Republic of Nigeria
6.75%, 1/28/21(9)		550	$580,359
Total Nigeria			$580,359

Peru — 0.1%
Republic of Peru
7.35%, 7/21/25		1,700	$2,112,250
Total Peru			$2,112,250

Poland — 0.1%
Republic of Poland
4.00%, 1/22/24		890	$925,919
Total Poland			$925,919

Romania — 0.1%
Romania Government Bond
6.75%, 2/7/22(9)		830	$923,408
Total Romania			$923,408

Rwanda — 0.2%
Republic of Rwanda
6.625%, 5/2/23(9)		4,090	$4,236,115
Total Rwanda			$4,236,115

Saudi Arabia — 0.1%
Saudi Government International Bond
3.25%, 10/26/26(9)		2,300	$2,157,761
Total Saudi Arabia			$2,157,761

39	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Senegal — 0.0%(15)
Republic of Senegal
4.75%, 3/13/28(9)	EUR	315	$388,012
Total Senegal			$388,012

Serbia — 0.2%
Republic of Serbia
4.875%, 2/25/20(9)		2,615	$2,681,139
5.875%, 12/3/18(9)		980	999,188
Total Serbia			$3,680,327

Seychelles — 0.1%
Republic of Seychelles
8.00%, 1/1/26(9)		1,792	$1,878,458
Total Seychelles			$1,878,458

Sri Lanka — 0.3%
Republic of Sri Lanka
6.125%, 6/3/25(9)		4,230	$4,228,215
6.85%, 11/3/25(9)		1,000	1,037,331
Total Sri Lanka			$5,265,546

Suriname — 0.1%
Republic of Suriname
9.25%, 10/26/26(9)		1,255	$1,292,650
Total Suriname			$1,292,650

Turkey — 0.4%
Republic of Turkey
5.625%, 3/30/21		2,380	$2,466,275
6.25%, 9/26/22		1,230	1,304,725
7.00%, 6/5/20		2,390	2,535,826
Total Turkey			$6,306,826

Ukraine — 0.1%
Ukraine Government International Bond
7.75%, 9/1/20(9)		900	$946,125
Total Ukraine			$946,125

Total Foreign Government Securities (identified cost $82,171,661)			$84,183,357

Sovereign Loans — 0.3%
Borrower	Principal Amount (000’s omitted)	Value

Barbados — 0.1%
Government of Barbados
Term Loan, 11.78%, (6 mo. USD LIBOR + 10.00%), Maturing December 20, 2019(13)(16)	$1,200	$1,186,467
Total Barbados		$1,186,467

Kenya — 0.0%(15)
Government of Kenya
Term Loan, 6.53%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(13)	$200	$200,000
Total Kenya		$200,000

Tanzania — 0.2%
Government of the United Republic of Tanzania
Term Loan, 7.03%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(13)	$3,575	$3,629,297
Total Tanzania		$3,629,297

Total Sovereign Loans (identified cost $4,963,481)		$5,015,764

Mortgage Pass-Throughs — 9.1%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
5.00%, with various maturities to 2019	$490	$493,733
5.50%, with various maturities to 2032	703	763,648
6.00%, with maturity at 2021	23	23,655
6.50%, with various maturities to 2036	5,866	6,536,743
7.00%, with various maturities to 2036(17)	5,794	6,525,730
7.13%, with maturity at 2023	85	89,744
7.50%, with various maturities to 2035	4,083	4,558,772
7.65%, with maturity at 2022	67	70,021
8.00%, with various maturities to 2034	2,050	2,258,360
8.25%, with maturity at 2020	15	14,972
8.30%, with maturity at 2020	107	108,639
8.50%, with various maturities to 2031	1,312	1,480,121
9.00%, with various maturities to 2031	199	217,485
9.50%, with various maturities to 2025	119	122,743
10.00%, with maturity at 2020	6	6,497
10.50%, with maturity at 2020	6	6,421
		$23,277,284

40	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association:
2.707%, (COF + 1.252%), with maturity at 2036(18)	$1,067	$1,045,849
3.083%, (6 mo. USD LIBOR + 1.54%), with maturity at 2037(18)	1,883	1,962,458
3.299%, (1 yr. CMT + 2.25%), with maturity at 2022(18)	107	107,828
3.367%, (1 yr. CMT + 2.254%), with maturity at 2036(18)	10,795	11,397,692
4.50%, with maturity at 2042(17)	9,537	10,080,434
5.00%, with various maturities to 2040(17)	10,054	10,848,040
5.50%, with various maturities to 2033	1,078	1,183,954
6.00%, with various maturities to 2033	2,985	3,221,294
6.323%, (COF + 2.00%), with maturity at 2032(18)	3,114	3,354,031
6.50%, with various maturities to 2036(17)	24,151	26,958,484
6.75%, with maturity at 2023	58	61,585
7.00%, with various maturities to 2037	11,187	12,635,530
7.50%, with various maturities to 2035	4,755	5,408,237
7.90%, with maturity at 2027(19)	313	348,763
8.00%, with various maturities to 2034	1,438	1,617,104
8.271%, with maturity at 2028(19)	88	99,852
8.272%, with maturity at 2024(19)	17	18,681
8.293%, with maturity at 2029(19)	77	86,762
8.441%, with maturity at 2027(19)	110	124,457
8.50%, with various maturities to 2037	1,267	1,425,999
9.00%, with various maturities to 2032	1,885	2,087,263
9.295%, with maturity at 2025(19)	14	15,378
9.50%, with various maturities to 2030	668	731,725
10.00%, with various maturities to 2020	8	8,191
10.50%, with maturity at 2021	48	51,674
		$94,881,265
Government National Mortgage Association:
4.50%, with maturity at 2047(17)	$11,097	$11,538,939
5.00%, with maturity at 2047(17)	9,534	10,032,304
6.00%, with maturity at 2024	542	578,488
6.50%, with maturity at 2024(17)	3,078	3,321,594
7.00%, with maturity at 2026	250	279,202
7.50%, with various maturities to 2032(17)	5,819	6,461,122
8.00%, with various maturities to 2034(17)	3,632	4,160,736
8.30%, with maturity at 2020	33	34,023
8.50%, with maturity at 2022	147	158,323
9.00%, with various maturities to 2025	679	752,424
9.50%, with various maturities to 2021	268	282,477

Security	Principal Amount (000’s omitted)	Value
Government National Mortgage Association: (continued)
10.00%, with maturity at 2019	$10	$10,679
		$37,610,311

Total Mortgage Pass-Throughs (identified cost $153,648,825)		$155,768,860

Collateralized Mortgage Obligations — 27.4%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 24, Class J, 6.25%, 11/25/23	$302	$321,385
Series 1497, Class K, 7.00%, 4/15/23	266	285,883
Series 1529, Class Z, 7.00%, 6/15/23	387	416,627
Series 1620, Class Z, 6.00%, 11/15/23	314	333,567
Series 1677, Class Z, 7.50%, 7/15/23	220	239,719
Series 1702, Class PZ, 6.50%, 3/15/24	2,734	2,939,029
Series 2113, Class QG, 6.00%, 1/15/29	626	684,376
Series 2122, Class K, 6.00%, 2/15/29	117	127,008
Series 2130, Class K, 6.00%, 3/15/29	79	86,049
Series 2167, Class BZ, 7.00%, 6/15/29	87	96,642
Series 2182, Class ZB, 8.00%, 9/15/29	922	1,054,682
Series 2198, Class ZA, 8.50%, 11/15/29	1,093	1,253,465
Series 2245, Class A, 8.00%, 8/15/27	2,540	2,900,503
Series 2458, Class ZB, 7.00%, 6/15/32	948	1,080,954
Series 3762, Class SH, 6.672%, (10.00% - 1 mo. USD LIBOR x 2.00), 11/15/40(20)	770	817,867
Series 4097, Class PE, 3.00%, 11/15/40	1,704	1,701,100
Series 4273, Class PU, 4.00%, 11/15/43	2,263	2,338,295
Series 4273, Class SP, 7.562%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(20)	503	577,138
Series 4337, Class YT, 3.50%, 4/15/49	6,525	6,468,452
Series 4407, Class LN, 5.443%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(20)	156	142,595
Series 4416, Class SU, 5.272%, (8.60% - 1 mo. USD LIBOR x 2.00), 12/15/44(20)	4,785	4,057,512
Series 4452, Class ZJ, 3.00%, 11/15/44	2,954	2,622,727
Series 4584, Class PM, 3.00%, 5/15/46	6,418	6,437,091
Series 4594, Class FM, 2.664%, (1 mo. USD LIBOR + 1.00%), 6/15/46(13)	730	736,803
Series 4608, Class TV, 3.50%, 1/15/55	9,049	8,930,171
Series 4616, Class EZ, 3.00%, 9/15/46	261	235,178
Series 4617, Class CZ, 3.50%, 5/15/46	2,667	2,558,812
Series 4630, Class CZ, 3.00%, 12/15/43	9,819	9,390,766
Series 4637, Class CU, 3.00%, 8/15/44	6,687	6,333,842

41	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 4637, Class QF, 2.664%, (1 mo. USD LIBOR + 1.00%), 4/15/44(13)	$12,783	$12,841,929
Series 4639, Class KF, 2.964%, (1 mo. USD LIBOR + 1.30%), 12/15/44(13)	4,789	4,862,929
Series 4648, Class WF, 2.664%, (1 mo. USD LIBOR + 1.00%), 1/15/47(13)	1,464	1,482,943
Series 4677, Class SB, 9.343%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(20)	3,560	3,625,016
Series 4678, Class PC, 3.00%, 1/15/46	15,048	14,971,604
Series 4695, Class CA, 3.00%, 10/15/41	5,276	4,935,292
Series 4746, Class CZ, 4.00%, 11/15/47	1,913	1,889,682
Series 4751, Class ZC, 4.00%, 11/15/47	8,853	8,784,187
Series 4774, Class MH, 4.50%, 12/15/42	10,000	10,454,909
Series 4774, Class QD, 4.50%, 1/15/43	25,000	26,130,809
Series 4776, Class C, 4.50%, 3/15/43	10,000	10,456,444
Interest Only:(21)
Series 267, Class S5, 4.223%, (6.00% - 1 mo. USD LIBOR), 8/15/42(20)	8,378	1,317,090
Series 284, Class S6, 4.323%, (6.10% - 1 mo. USD LIBOR), 10/15/42(20)	4,593	756,121
Series 3727, Class PS, 4.923%, (6.70% - 1 mo. USD LIBOR), 11/15/38(20)	932	13,113
Series 3973, Class SG, 4.873%, (6.65% - 1 mo. USD LIBOR), 4/15/30(20)	3,323	253,479
Series 4067, Class JI, 3.50%, 6/15/27	4,799	506,978
Series 4070, Class S, 4.323%, (6.10% - 1 mo. USD LIBOR), 6/15/32(20)	9,317	1,339,077
Series 4088, Class EI, 3.50%, 9/15/41	11,708	1,846,642
Series 4094, Class CS, 4.223%, (6.00% - 1 mo. USD LIBOR), 8/15/42(20)	4,547	795,936
Series 4095, Class HS, 4.323%, (6.10% - 1 mo. USD LIBOR), 7/15/32(20)	3,235	400,221
Series 4109, Class ES, 4.373%, (6.15% - 1 mo. USD LIBOR), 12/15/41(20)	91	14,814
Series 4109, Class KS, 4.323%, (6.10% - 1 mo. USD LIBOR), 5/15/32(20)	1,263	52,641
Series 4110, Class SA, 3.873%, (5.65% - 1 mo. USD LIBOR), 9/15/42(20)	5,801	749,467
Series 4149, Class S, 4.473%, (6.25% - 1 mo. USD LIBOR), 1/15/33(20)	4,609	699,054
Series 4186, Class IQ, 4.00%, 12/15/28	823	8,852
Series 4188, Class AI, 3.50%, 4/15/28	3,346	306,932
Series 4203, Class QS, 4.473%, (6.25% - 1 mo. USD LIBOR), 5/15/43(20)	8,764	1,172,556
Series 4233, Class GI, 3.50%, 3/15/25	1,291	23,914
Series 4408, Class IP, 3.50%, 4/15/44	7,522	1,396,375
Series 4435, Class BI, 3.50%, 7/15/44	17,455	3,160,405
Series 4629, Class QI, 3.50%, 11/15/46	9,033	1,546,612

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Interest Only:(21) (continued)
Series 4644, Class TI, 3.50%, 1/15/45	$9,731	$1,726,431
Series 4653, Class PI, 3.50%, 7/15/44	5,061	766,237
Series 4667, Class PI, 3.50%, 5/15/42	12,217	1,888,233
Series 4676, Class DI, 4.00%, 7/15/44	20,525	3,288,880
Series 4744, Class IO, 4.00%, 11/15/47	12,513	2,653,025
Series 4749, Class IL, 4.00%, 12/15/47	5,891	1,365,824
Series 4767, Class IM, 4.00%, 5/15/45	9,944	1,639,909
Principal Only:(22)
Series 242, Class PO, 0.00%, 11/15/36	5,657	4,990,189
Series 259, Class PO, 0.00%, 4/15/39	3,434	3,078,423
Series 3606, Class PO, 0.00%, 12/15/39	3,750	3,200,878
Series 4417, Class KO, 0.00%, 12/15/43	562	352,540
Series 4478, Class PO, 0.00%, 5/15/45	2,876	2,365,606
Series 4754, Class JO, 0.00%, 4/15/44	2,394	1,713,145
		$210,993,581
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2016-DNA2, Class M3, 6.522%, (1 mo. USD LIBOR + 4.65%), 10/25/28(13)	$6,250	$7,176,294
Series 2017-DNA2, Class M2, 5.322%, (1 mo. USD LIBOR + 3.45%), 10/25/29(13)	3,000	3,268,026
		$10,444,320
Federal National Mortgage Association:
Series G92-44, Class Z, 8.00%, 7/25/22	$1	$1,060
Series G92-44, Class ZQ, 8.00%, 7/25/22	2	1,724
Series G92-46, Class Z, 7.00%, 8/25/22	124	132,050
Series G92-60, Class Z, 7.00%, 10/25/22	174	185,617
Series G93-35, Class ZQ, 6.50%, 11/25/23	3,715	3,973,295
Series G93-40, Class H, 6.40%, 12/25/23	779	832,660
Series 1989-34, Class Y, 9.85%, 7/25/19	20	20,971
Series 1990-17, Class G, 9.00%, 2/25/20	16	16,309
Series 1990-27, Class Z, 9.00%, 3/25/20	14	14,576
Series 1990-29, Class J, 9.00%, 3/25/20	16	16,408
Series 1990-43, Class Z, 9.50%, 4/25/20	62	64,580
Series 1991-98, Class J, 8.00%, 8/25/21	55	59,221
Series 1992-77, Class ZA, 8.00%, 5/25/22	286	307,013
Series 1992-103, Class Z, 7.50%, 6/25/22	21	22,113
Series 1992-113, Class Z, 7.50%, 7/25/22	49	52,512
Series 1992-185, Class ZB, 7.00%, 10/25/22	81	86,252
Series 1993-16, Class Z, 7.50%, 2/25/23	202	218,466
Series 1993-22, Class PM, 7.40%, 2/25/23	178	192,169
Series 1993-25, Class J, 7.50%, 3/25/23	239	258,570
Series 1993-30, Class PZ, 7.50%, 3/25/23	429	463,599
Series 1993-42, Class ZQ, 6.75%, 4/25/23	609	651,804
Series 1993-56, Class PZ, 7.00%, 5/25/23	90	96,568

42	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Series 1993-156, Class ZB, 7.00%, 9/25/23	$106	$114,801
Series 1994-45, Class Z, 6.50%, 2/25/24	767	820,137
Series 1994-89, Class ZQ, 8.00%, 7/25/24	504	558,621
Series 1996-57, Class Z, 7.00%, 12/25/26	511	562,984
Series 1997-77, Class Z, 7.00%, 11/18/27	259	288,850
Series 1998-44, Class ZA, 6.50%, 7/20/28	265	291,644
Series 1999-45, Class ZG, 6.50%, 9/25/29	76	83,455
Series 2000-22, Class PN, 6.00%, 7/25/30	896	978,445
Series 2002-1, Class G, 7.00%, 7/25/23	133	143,140
Series 2002-21, Class PE, 6.50%, 4/25/32	639	715,271
Series 2005-75, Class CS, 16.714%, (24.20% - 1 mo. USD LIBOR x 4.00), 9/25/35(20)	948	1,584,678
Series 2007-74, Class AC, 5.00%, 8/25/37(17)	6,780	7,187,084
Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(20)	766	826,118
Series 2011-109, Class PE, 3.00%, 8/25/41(17)	4,434	4,386,479
Series 2012-134, Class ZT, 2.00%, 12/25/42	3,904	3,190,156
Series 2013-6, Class TA, 1.50%, 1/25/43	5,966	5,742,381
Series 2013-52, Class MD, 1.25%, 6/25/43	6,327	5,723,067
Series 2013-67, Class NF, 2.872%, (1 mo. USD LIBOR + 1.00%), 7/25/43(13)	2,784	2,783,297
Series 2014-35, Class CF, 2.222%, (1 mo. USD LIBOR + 0.35%), 6/25/44(13)	5,451	5,445,604
Series 2014-64, Class PA, 3.00%, 3/25/44(17)	5,248	5,216,409
Series 2015-89, Class ZB, 3.00%, 5/25/54	515	513,622
Series 2016-22, Class ZE, 3.00%, 6/25/44	765	683,119
Series 2017-13, Class KF, 2.664%, (1 mo. USD LIBOR + 1.00%), 2/25/47(13)	1,765	1,784,251
Series 2017-15, Class LE, 3.00%, 6/25/46(17)	17,396	17,240,865
Series 2017-39, Class JZ, 3.00%, 5/25/47	1,389	1,312,701
Series 2017-48, Class LG, 2.75%, 5/25/47	9,281	9,046,196
Series 2017-66, Class ZJ, 3.00%, 9/25/57	3,766	3,408,837
Series 2017-75, Class Z, 3.00%, 9/25/57	2,539	2,300,116
Series 2017-76, Class Z, 3.00%, 10/25/57	3,615	3,367,016
Series 2017-96, Class Z, 3.00%, 12/25/57	9,886	9,304,740
Series 2017-110, Class Z, 3.00%, 2/25/57	8,411	7,872,074
Series 2018-18, Class QD, 4.50%, 5/25/45	40,983	42,959,370
Interest Only:(21)
Series 2010-99, Class NS, 4.729%, (6.60% - 1 mo. USD LIBOR), 3/25/39(20)	1,999	96,925
Series 2010-124, Class SJ, 4.179%, (6.05% - 1 mo. USD LIBOR), 11/25/38(20)	2,798	164,855
Series 2011-45, Class SA, 4.779%, (6.65% - 1 mo. USD LIBOR), 1/25/29(20)	885	16,519
Series 2011-101, Class IC, 3.50%, 10/25/26	11,629	1,038,862
Series 2011-101, Class IE, 3.50%, 10/25/26	3,808	341,497

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Interest Only:(21) (continued)
Series 2012-24, Class S, 3.629%, (5.50% - 1 mo. USD LIBOR), 5/25/30(20)	$2,652	$175,376
Series 2012-33, Class CI, 3.50%, 3/25/27	6,558	613,558
Series 2012-56, Class SU, 4.879%, (6.75% - 1 mo. USD LIBOR), 8/25/26(20)	1,423	64,489
Series 2012-94, Class KS, 4.779%, (6.65% - 1 mo. USD LIBOR), 5/25/38(20)	7,128	883,945
Series 2012-97, Class PS, 4.279%, (6.15% - 1 mo. USD LIBOR), 3/25/41(20)	8,751	1,279,037
Series 2012-103, Class GS, 4.229%, (6.10% - 1 mo. USD LIBOR), 2/25/40(20)	6,938	561,863
Series 2012-118, Class IN, 3.50%, 11/25/42	10,843	2,125,760
Series 2012-124, Class IO, 1.352%, 11/25/42(19)	7,391	314,381
Series 2012-150, Class SK, 4.279%, (6.15% - 1 mo. USD LIBOR), 1/25/43(20)	6,237	869,625
Series 2013-12, Class SP, 3.779%, (5.65% - 1 mo. USD LIBOR), 11/25/41(20)	3,197	357,175
Series 2013-15, Class DS, 4.329%, (6.20% - 1 mo. USD LIBOR), 3/25/33(20)	12,652	1,771,245
Series 2013-16, Class SY, 4.279%, (6.15% - 1 mo. USD LIBOR), 3/25/43(20)	2,863	418,151
Series 2013-54, Class HS, 4.429%, (6.30% - 1 mo. USD LIBOR), 10/25/41(20)	4,035	386,189
Series 2013-64, Class PS, 4.379%, (6.25% - 1 mo. USD LIBOR), 4/25/43(20)	4,895	642,720
Series 2013-75, Class SC, 4.379%, (6.25% - 1 mo. USD LIBOR), 7/25/42(20)	11,700	1,119,978
Series 2014-32, Class EI, 4.00%, 6/25/44	1,780	378,203
Series 2014-55, Class IN, 3.50%, 7/25/44	4,847	797,775
Series 2014-89, Class IO, 3.50%, 1/25/45	6,002	1,126,126
Series 2015-17, Class SA, 4.329%, (6.20% - 1 mo. USD LIBOR), 11/25/43(20)	6,705	1,033,404
Series 2015-52, Class MI, 3.50%, 7/25/45	5,346	915,255
Series 2015-95, Class SB, 4.129%, (6.00% - 1 mo. USD LIBOR), 1/25/46(20)	16,460	2,675,129
Series 2016-1, Class SJ, 4.279%, (6.15% - 1 mo. USD LIBOR), 2/25/46(20)	24,654	4,439,997
Series 2017-46, Class NI, 3.00%, 8/25/42	13,475	1,935,227
Principal Only:(22)
Series 379, Class 1, 0.00%, 5/25/37	3,758	3,305,875
Series 2006-8, Class WQ, 0.00%, 3/25/36	5,134	4,409,910
		$188,362,116
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C01, Class 1B1, 7.622%, (1 mo. USD LIBOR + 5.75%), 7/25/29(13)	$4,500	$5,245,984

43	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities: (continued)
Series 2017-C03, Class 1B1, 6.722%, (1 mo. USD LIBOR + 4.85%), 10/25/29(13)	$2,000	$2,200,864
Series 2017-C03, Class 1M2, 4.872%, (1 mo. USD LIBOR + 3.00%), 10/25/29(13)	2,750	2,900,371
		$10,347,219
Government National Mortgage Association:
Series 2002-45, Class PG, 6.00%, 3/17/32	$89	$89,656
Series 2011-156, Class GA, 2.00%, 12/16/41	593	502,304
Series 2016-129, Class ZC, 2.00%, 6/20/45	1,636	1,543,235
Series 2017-82, Class CZ, 2.50%, 2/16/43	628	617,243
Series 2017-82, Class TZ, 2.50%, 2/16/43	896	835,972
Series 2017-110, Class ZJ, 3.00%, 7/20/47	634	590,948
Series 2017-121, Class DF, 2.322%, (1 mo. USD LIBOR + 0.50%), 8/20/47(13)	20,917	20,929,105
Series 2017-137, Class AF, 2.322%, (1 mo. USD LIBOR + 0.50%), 9/20/47(13)	12,457	12,397,244
Series 2017-141, Class KZ, 3.00%, 9/20/47	4,802	4,557,820
Series 2018-6, Class JZ, 4.00%, 1/20/48	4,178	4,226,455
Interest Only:(21)
Series 2017-104, Class SD, 4.378%, (6.20% - 1 mo. USD LIBOR), 7/20/47(20)	9,561	1,729,692
		$48,019,674

Total Collateralized Mortgage Obligations (identified cost $482,947,023)		$468,166,910

Commercial Mortgage-Backed Securities — 4.4%
Security	Principal Amount (000’s omitted)	Value
Agate Bay Mortgage Trust
Series 2015-1, Class A4, 3.50%, 1/25/45(8)(19)	$3,102	$3,139,806
Banc of America Merrill Lynch Large Loan, Inc.
Series 2013-DSNY, Class E, 4.377%, (1 mo. USD LIBOR + 2.60%), 9/15/26(8)(13)	1,500	1,500,881
CFCRE Commercial Mortgage Trust
Series 2016-C7, Class D, 4.441%, 12/10/54(8)	1,000	848,880
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class D, 3.225%, 9/15/48(8)	1,500	1,215,771
COMM Mortgage Trust
Series 2012-CR2, Class D, 4.833%, 8/15/45(8)(19)	1,650	1,599,843
Series 2013-CR11, Class D, 5.167%, 8/10/50(8)(19)	2,500	2,357,335
Series 2015-CR22, Class D, 4.122%, 3/10/48(8)(19)	4,100	3,436,574

Security	Principal Amount (000’s omitted)	Value
Credit Suisse Mortgage Trust
Series 2016-NXSR, Class C, 4.363%, 12/15/49(19)	$2,770	$2,780,190
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class A2, 3.046%, 4/15/47	2,416	2,425,132
Series 2014-C19, Class D, 4.661%, 4/15/47(8)(19)	1,425	1,270,680
Series 2014-C22, Class C, 4.559%, 9/15/47	730	714,689
Series 2014-C22, Class D, 4.559%, 9/15/47(8)(19)	2,000	1,669,690
Series 2014-C25, Class C, 4.446%, 11/15/47	900	890,663
Series 2014-C25, Class D, 3.946%, 11/15/47(8)(19)	2,080	1,693,226
Series 2015-C29, Class D, 3.702%, 5/15/48(19)	2,000	1,630,875
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AM, 5.372%, 5/15/47	1,475	1,484,899
Series 2010-C2, Class D, 5.662%, 11/15/43(8)(19)	3,247	3,317,654
Series 2011-C5, Class D, 5.408%, 8/15/46(8)(19)	3,000	2,951,287
Series 2012-CBX, Class AS, 4.271%, 6/15/45	1,000	1,030,172
Series 2013-C13, Class D, 4.053%, 1/15/46(8)(19)	3,000	2,833,667
Series 2014-DSTY, Class B, 3.771%, 6/10/27(8)	2,600	2,579,762
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C15, Class D, 4.891%, 4/15/47(8)(19)	2,450	2,305,647
Series 2015-C23, Class D, 4.134%, 7/15/50(8)(19)	2,000	1,759,261
Series 2016-C32, Class D, 3.396%, 12/15/49(8)(19)	1,600	1,204,390
Morgan Stanley Capital I Trust
Series 2017-CLS, Class A, 2.477%, (1 mo. USD LIBOR + 0.70%), 11/15/34(8)(13)	3,125	3,132,039
Motel 6 Trust
Series 2017-MTL6, Class C, 3.177%, (1 mo. USD LIBOR + 1.40%), 8/15/34(8)(13)	2,963	2,977,628
RETL Trust
Series 2018-RVP, Class C, 3.827%, (1 mo. USD LIBOR + 2.05%), 3/15/33(8)(13)	1,075	1,086,627
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.545%, 5/10/45(8)(19)	3,000	2,975,929
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class D, 4.291%, 7/15/46(8)(19)	3,000	2,518,414
Series 2015-C29, Class D, 4.225%, 6/15/48(19)	4,076	3,563,362
Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	1,934,072
Series 2015-LC22, Class C, 4.542%, 9/15/58(19)	1,250	1,257,419
Series 2015-NXS1, Class D, 4.102%, 5/15/48(19)	2,500	2,243,226
Series 2015-SG1, Class C, 4.47%, 9/15/48(19)	2,575	2,487,586
WF-RBS Commercial Mortgage Trust
Series 2014-C24, Class B, 4.204%, 11/15/47(19)	2,500	2,445,733

44	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
WF-RBS Commercial Mortgage Trust (continued)
Series 2014-LC14, Class D, 4.586%, 3/15/47(8)(19)	$3,000	$2,560,265

Total Commercial Mortgage-Backed Securities (identified cost $76,932,322)		$75,823,274

Asset-Backed Securities — 3.7%
Security	Principal Amount (000’s omitted)	Value
AASET U.S., Ltd.
Series 2018-1A, Class A, 3.844%, 1/16/38(8)	$492	$489,074
Series 2018-1A, Class B, 5.437%, 1/16/38(8)	660	654,141
Apidos CLO XVII
Series 2014-17A, Class C, 5.031%, (3 mo. USD LIBOR + 3.30%), 4/17/26(8)(13)	1,000	1,004,128
Avis Budget Rental Car Funding, LLC
Series 2013-2A, Class B, 3.66%, 2/20/20(8)	450	452,080
Blackbird Capital Aircraft Lease Securitization, Ltd.
Series 2016-1A, Class AA, 2.487% to 12/16/24, 12/16/41(8)(23)	3,844	3,778,808
Coinstar Funding, LLC
Series 2017-1A, Class A2, 5.216%, 4/25/47(8)	2,958	3,041,236
Conn Funding II L.P.
Series 2017-A, Class B, 5.11%, 2/15/20(8)	2,085	2,101,887
Series 2017-B, Class A, 2.73%, 7/15/20(8)	554	553,519
Consumer Loan Underlying Bond Credit Trust
Series 2017-NP1, Class A, 2.39%, 4/17/23(8)	148	147,631
Series 2017-P1, Class A, 2.42%, 9/15/23(8)	980	978,076
DB Master Finance, LLC
Series 2015-1A, Class A2II, 3.98%, 2/20/45(8)	2,158	2,179,686
Series 2017-1A, Class A2I, 3.629%, 11/20/47(8)	187	185,928
Dell Equipment Finance Trust
Series 2016-1, Class B, 2.03%, 7/22/21(8)	1,750	1,742,566
First Investors Auto Owner Trust
Series 2015-1A, Class C, 2.71%, 6/15/21(8)	1,400	1,391,999
Series 2016-2A, Class A1, 1.53%, 11/16/20(8)	250	249,228
FirstKey Lending Trust
Series 2015-SFR1, Class A, 2.553%, 3/9/47(8)	1,331	1,325,067
FOCUS Brands Funding, LLC
Series 2017-1A, Class A2I, 3.857%, 4/30/47(8)	1,608	1,619,291
Ford Credit Auto Owner Trust
Series 2014-1, Class B, 2.41%, 11/15/25(8)	3,600	3,582,971
Foundation Finance Trust
Series 2017-1A, Class A, 3.30%, 7/15/33(8)	581	574,022

Security	Principal Amount (000’s omitted)	Value
GMF Floorplan Owner Revolving Trust
Series 2015-1, Class B, 1.97%, 5/15/20(8)	$255	$254,765
Invitation Homes Trust
Series 2015-SFR2, Class C, 3.808%, (1 mo. USD LIBOR + 2.00%), 6/17/32(8)(13)	2,000	2,001,784
Series 2017-SFR2, Class B, 2.958%, (1 mo. USD LIBOR + 1.15%), 12/17/36(8)(13)	1,595	1,605,760
Series 2018-SFR1, Class C, 3.058%, (1 mo. USD LIBOR + 1.25%), 3/17/37(8)(13)	615	620,064
Marlette Funding Trust
Series 2018-1A, Class A, 2.61%, 3/15/28(8)	1,685	1,682,899
MVW Owner Trust
Series 2014-1A, Class A, 2.25%, 9/22/31(8)	718	704,301
NextGear Floorplan Master Owner Trust
Series 2015-2A, Class A, 2.38%, 10/15/20(8)	1,600	1,598,509
OneMain Financial Issuance Trust
Series 2015-1A, Class B, 3.85%, 3/18/26(8)	1,200	1,204,366
Series 2017-1A, Class A1, 2.37%, 9/14/32(8)	2,375	2,335,993
Progress Residential Trust
Series 2016-SFR1, Class D, 4.558%, (1 mo. USD LIBOR + 2.75%), 9/17/33(8)(13)	1,000	1,013,260
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A, 2.56%, 6/15/23(8)	420	420,015
Series 2017-1A, Class B, 3.65%, 6/15/23(8)	750	753,181
Series 2017-2A, Class B, 3.48%, 9/15/23(8)	2,000	1,996,619
Series 2017-3A, Class A, 2.36%, 11/15/23(8)	1,492	1,486,213
Series 2018-1A, Class A, 3.11%, 6/17/24(8)	1,910	1,909,853
Purchasing Power Funding, LLC
Series 2018-A, Class A, 3.34%, 8/15/22(8)	3,200	3,208,125
Sierra Receivables Funding Co., LLC
Series 2014-1A, Class B, 2.42%, 3/20/30(8)	300	298,851
Series 2015-1A, Class B, 3.05%, 3/22/32(8)	610	607,310
SpringCastle America Funding LLC
Series 2016-AA, Class A, 3.05%, 4/25/29(8)	1,489	1,488,511
Synchrony Credit Card Master Note Trust
Series 2015-3, Class A, 1.74%, 9/15/21	1,000	996,707
Taco Bell Funding, LLC
Series 2016-1A, Class A2I, 3.832%, 5/25/46(8)	2,953	2,974,803
TCF Auto Receivables Owner Trust
Series 2016-PT1A, Class A, 1.93%, 6/15/22(8)	563	557,851
Tesla Auto Lease Trust
Series 2018-A, Class A, 2.32%, 12/20/19(8)	735	733,413
Thunderbolt Aircraft Lease, Ltd.
Series 2017-A, Class B, 5.75% to 4/15/24, 5/17/32(8)(23)	1,888	1,921,800
Trafigura Securitisation Finance PLC
Series 2017-1A, Class B, 3.477%, (1 mo. USD LIBOR + 1.70%), 12/15/20(8)(13)	1,500	1,508,538

45	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Tricon American Homes
Series 2016-SFR1, Class D, 3.886%, 11/17/33(8)	$1,300	$1,303,139
Vantage Data Centers Issuer, LLC
Series 2018-1A, Class A2, 4.072%, 2/16/43(8)	204	205,937
Verizon Owner Trust
Series 2016-1A, Class A, 1.42%, 1/20/21(8)	2,400	2,381,447

Total Asset-Backed Securities (identified cost $63,879,838)		$63,825,352

U.S. Government Agency Obligations — 0.6%
Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank
3.25%, 7/1/30	$5,000	$5,020,610
		$5,020,610
Federal Home Loan Bank
5.50%, 7/15/36	$4,000	$5,333,136
		$5,333,136

Total U.S. Government Agency Obligations (identified cost $10,342,460)		$10,353,746

Common Stocks — 0.8%
Security	Shares	Value

Aerospace and Defense — 0.0%(15)
IAP Global Services, LLC(3)(24)(25)	31	$333,004
		$333,004

Automotive — 0.1%
Dayco Products, LLC(24)(25)	27,250	$967,375
		$967,375

Business Equipment and Services — 0.1%
Education Management Corp.(3)(24)(25)	5,580,468	$0
RCS Capital Corp.(24)(25)	37,523	2,626,610
		$2,626,610

Electronics / Electrical — 0.0%(15)
Answers Corp.(3)(24)(25)	78,756	$651,312
		$651,312

Security	Shares	Value

Health Care — 0.0%(15)
New Millennium Holdco, Inc.(24)(25)	42,216	$2,111
		$2,111

Lodging and Casinos — 0.0%(15)
Caesars Entertainment Corp.(24)(25)	11,732	$131,985
		$131,985

Nonferrous Metals / Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(24)(25)	707	$0
		$0

Oil and Gas — 0.3%
AFG Holdings, Inc.(3)(24)(25)	58,344	$3,471,468
Nine Point Energy Holdings, Inc.(3)(24)(26)	25,410	187,526
Paragon Offshore Finance Company, Class A(24)(25)	2,021	2,779
Paragon Offshore Finance Company, Class B(24)(25)	1,011	33,110
Samson Resources II, LLC, Class A(24)(25)	45,294	996,468
Southcross Holdings Group, LLC(3)(24)(25)	78	0
Southcross Holdings L.P., Class A(24)(25)	78	31,200
		$4,722,551

Publishing — 0.3%
ION Media Networks, Inc.(3)(24)(25)	5,187	$3,371,083
Laureate Education, Inc.(24)(25)	87,028	1,196,635
MediaNews Group, Inc.(24)(25)	14,016	252,283
		$4,820,001

Total Common Stocks (identified cost $7,552,350)		$14,254,949

Convertible Bonds — 0.0%(15)
Security	Principal Amount (000’s omitted)	Value

Utilities — 0.0%(15)
NRG Yield, Inc., 3.25%, 6/1/20(8)	$225	$223,371

Total Convertible Bonds (identified cost $220,398)		$223,371

46	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Convertible Preferred Stocks — 0.1%
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1(3)(24)(25)	6,209	$0
		$0

Oil and Gas — 0.1%
Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(24)(26)	555	$814,723
		$814,723

Total Convertible Preferred Stocks (identified cost $993,211)		$814,723

Preferred Stocks — 0.0%(15)
Security	Shares	Value

Pipelines — 0.0%(15)
NuStar Energy, LP, Series B, 7.625% to 6/15/22(10)	31,500	$686,700

Total Preferred Stocks (identified cost $702,450)		$686,700

Closed-End Funds — 1.3%
Security	Shares	Value
BlackRock Corporate High Yield Fund, Inc.	2,060,222	$21,817,751

Total Closed-End Funds (identified cost $25,063,653)		$21,817,751

Miscellaneous — 0.0%
Security	Principal Amount/ Shares	Value

Cable and Satellite Television — 0.0%
ACC Claims Holdings, LLC(3)(24)	2,257,600	$0
		$0

Telecommunications — 0.0%
Avaya, Inc., Escrow Certificates(3)(24)	$1,135,000	$0
		$0

Total Miscellaneous (identified cost $0)		$0

Short-Term Investments — 1.4%

U.S. Treasury Obligations — 0.0%(15)
Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 5/17/18(27)	$500	$498,977

Total U.S. Treasury Obligations (identified cost $499,000)		$498,977

Other — 1.4%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.89%(28)	23,968,168	$23,963,374

Total Other (identified cost $23,966,937)		$23,963,374

Total Short-Term Investments (identified cost $24,465,937)		$24,462,351

Total Investments — 159.7% (identified cost $2,749,570,070)		$2,735,057,421

Less Unfunded Loan Commitments — (0.1)%		$(1,513,008)

Net Investments — 159.6% (identified cost $2,748,057,062)		$2,733,544,413

Other Assets, Less Liabilities — (44.0)%		$(754,226,841)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (15.6)%		$(266,734,546)

Net Assets Applicable to Common Shares — 100.0%		$1,712,583,026

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

47	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)

The stated interest rate represents the weighted average interest rate at March 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	This Senior Loan will settle after March 31, 2018, at which time the interest rate will be determined.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2018, the aggregate value of these securities is $579,554,649 or 33.8% of the Fund’s net assets applicable to common shares.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At March 31, 2018, the aggregate value of these securities is $100,534,513 or 5.9% of the Fund’s net assets applicable to common shares.

(10)	Security converts to floating rate after the indicated fixed-rate coupon period.

(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(12)	When-issued security.

(13)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2018.

(14)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(15)	Amount is less than 0.05%.

(16)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(17)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(18)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at March 31, 2018.

(19)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2018.

(20)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2018.

(21)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(22)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(23)	Multi-step coupon bond. Interest rate represents the rate in effect at March 31, 2018.

(24)	Non-income producing security.

(25)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(26)	Restricted security (see Note 7).

(27)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(28)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2018.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	325,201	USD	399,505	State Street Bank and Trust Company	4/30/18	$1,380	$—
EUR	100,000	USD	123,311	State Street Bank and Trust Company	4/30/18	—	(38)
EUR	193,825	USD	239,789	State Street Bank and Trust Company	4/30/18	—	(856)
EUR	253,500	USD	316,112	State Street Bank and Trust Company	4/30/18	—	(3,616)
EUR	358,022	USD	447,137	State Street Bank and Trust Company	4/30/18	—	(5,795)
EUR	493,096	USD	615,527	State Street Bank and Trust Company	4/30/18	—	(7,675)
GBP	226,454	USD	314,081	State Street Bank and Trust Company	4/30/18	3,986	—
GBP	241,220	USD	335,635	State Street Bank and Trust Company	4/30/18	3,170	—
GBP	280,990	USD	392,197	State Street Bank and Trust Company	4/30/18	2,468	—
GBP	139,310	USD	194,424	State Street Bank and Trust Company	4/30/18	1,243	—
GBP	209,032	USD	292,882	State Street Bank and Trust Company	4/30/18	715	—
USD	15,035,665	EUR	12,060,120	Goldman Sachs International	4/30/18	168,840	—
USD	1,964,214	EUR	1,575,000	HSBC Bank USA, N.A.	4/30/18	22,670	—
USD	1,422,082	EUR	1,135,816	HSBC Bank USA, N.A.	4/30/18	21,931	—

48	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	431,842	EUR	350,000	HSBC Bank USA, N.A.	4/30/18	$388	$—
USD	1,110,263	EUR	900,626	JPMorgan Chase Bank, N.A.	4/30/18	38	—
USD	19,020,432	EUR	15,247,059	State Street Bank and Trust Company	4/30/18	224,983	—
USD	611,637	EUR	489,725	State Street Bank and Trust Company	4/30/18	7,940	—
USD	1,256,044	EUR	1,015,790	State Street Bank and Trust Company	4/30/18	3,854	—
USD	309,111	EUR	248,213	State Street Bank and Trust Company	4/30/18	3,133	—
USD	253,578	EUR	204,972	State Street Bank and Trust Company	4/30/18	905	—
USD	247,164	EUR	200,000	State Street Bank and Trust Company	4/30/18	619	—
USD	126,934	EUR	102,695	State Street Bank and Trust Company	4/30/18	340	—
USD	543,363	EUR	440,645	State Street Bank and Trust Company	4/30/18	169	—
USD	257,444	EUR	208,913	State Street Bank and Trust Company	4/30/18	—	(88)
USD	7,883,308	GBP	5,554,422	State Street Bank and Trust Company	4/30/18	81,841	—
USD	524,304	GBP	370,142	State Street Bank and Trust Company	4/30/18	4,420	—
USD	347,295	GBP	248,820	State Street Bank and Trust Company	4/30/18	—	(2,185)
USD	2,782,460	EUR	2,237,328	Australia and New Zealand Banking Group Limited	5/30/18	18,535	—
USD	490,128	EUR	389,339	Australia and New Zealand Banking Group Limited	5/30/18	9,151	—
USD	588,632	EUR	474,835	Australia and New Zealand Banking Group Limited	5/30/18	2,035	—
USD	589,937	EUR	476,088	Australia and New Zealand Banking Group Limited	5/30/18	1,793	—
USD	444,415	EUR	361,000	Australia and New Zealand Banking Group Limited	5/30/18	—	(1,553)
USD	1,474,341	EUR	1,197,613	Australia and New Zealand Banking Group Limited	5/30/18	—	(5,153)
USD	2,197,400	EUR	1,784,957	Australia and New Zealand Banking Group Limited	5/30/18	—	(7,680)
USD	548,062	EUR	440,415	HSBC Bank USA, N.A.	5/30/18	3,988	—
USD	2,055,538	CAD	2,616,792	HSBC Bank USA, N.A.	5/31/18	22,248	—
USD	1,049,040	EUR	845,750	HSBC Bank USA, N.A.	5/31/18	4,153	—
USD	1,154,573	EUR	925,000	State Street Bank and Trust Company	5/31/18	11,776	—
USD	627,212	EUR	506,104	State Street Bank and Trust Company	5/31/18	1,942	—
USD	389,575	EUR	315,129	Australia and New Zealand Banking Group Limited	6/19/18	—	(347)
USD	3,578,829	EUR	2,884,524	Deutsche Bank AG	6/28/18	7,031	—
USD	18,214,704	EUR	14,579,286	Goldman Sachs International	6/29/18	160,228	—
USD	2,617,549	EUR	2,094,466	JPMorgan Chase Bank, N.A.	6/29/18	23,836	—
USD	2,632,665	EUR	2,096,338	Goldman Sachs International	7/12/18	33,913	—
USD	2,364,602	EUR	1,889,112	Goldman Sachs International	7/12/18	22,739	—

						$878,401	$(34,986)

Futures Contracts

Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
5-Year USD Deliverable Interest Rate Swap	106	Short	Jun-18	$(10,230,656)	$(39,500)
10-Year USD Deliverable Interest Rate Swap	133	Short	Jun-18	(12,622,531)	(137,811)
U.S. 2-Year Treasury Note	270	Short	Jun-18	(57,404,532)	(4,532)
U.S. 5-Year Treasury Note	451	Short	Jun-18	(51,621,883)	(153,505)

49	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Futures Contracts (continued)

Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
U.S. 10-Year Treasury Note	119	Long	Jun-18	$14,415,734	$166,209
U.S. 10-Year Treasury Note	334	Short	Jun-18	(40,460,969)	(317,461)
U.S. Ultra 10-Year Treasury Note	196	Short	Jun-18	(25,452,438)	(349,918)

					$(836,518)

Centrally Cleared Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	EUR	8,572	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	0.25% (pays annually)(1)	9/20/22	$(18,341)
LCH.Clearnet	EUR	500	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.00% (pays annually)(1)	3/21/23	(4,597)
LCH.Clearnet	EUR	1,640	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.00% (pays annually)(1)	9/20/27	(234)
LCH.Clearnet	EUR	240	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.01% (pays annually)	3/20/28	(1,680)
LCH.Clearnet	EUR	290	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.01% (pays annually)	3/21/28	(2,546)
LCH.Clearnet	USD	1,700	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.75% (pays semi-annually)(1)	9/20/19	20,113
LCH.Clearnet	USD	2,250	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.50% (pays semi-annually)(1)	3/20/20	34,772
LCH.Clearnet	USD	760	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.93% (pays semi-annually)	11/3/20	9,013
LCH.Clearnet	USD	100	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.96% (pays semi-annually)	11/17/20	880
LCH.Clearnet	USD	550	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.68% (pays semi-annually)	3/16/21	(1,166)
LCH.Clearnet	USD	650	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.69% (pays semi-annually)	3/16/21	(945)
LCH.Clearnet	USD	650	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.68% (pays semi-annually)	3/16/21	(1,355)
LCH.Clearnet	USD	500	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.68% (pays semi-annually)	3/19/21	(673)
LCH.Clearnet	USD	375	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.77% (pays semi-annually)	3/26/21	(579)
LCH.Clearnet	USD	1,450	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.09% (pays semi-annually)	11/3/22	28,885
LCH.Clearnet	USD	665	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.09% (pays semi-annually)	11/7/22	13,463
LCH.Clearnet	USD	3,950	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.07% (pays semi-annually)	11/14/22	83,952

50	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	170	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.09% (pays semi-annually)	11/17/22	$3,215
LCH.Clearnet	USD	210	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.09% (pays semi-annually)	11/17/22	3,951
LCH.Clearnet	USD	275	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.09% (pays semi-annually)	11/17/22	5,174
LCH.Clearnet	USD	2,000	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.21% (pays semi-annually)	12/7/22	30,734
LCH.Clearnet	USD	350	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.76% (pays semi-annually)	3/20/23	(1,030)
LCH.Clearnet	USD	485	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.76% (pays semi-annually)	3/20/23	(1,393)
LCH.Clearnet	USD	860	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.11% (pays semi-annually)	9/5/27	46,311
LCH.Clearnet	USD	1,114	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.02% (pays semi-annually)	9/11/27	68,495
LCH.Clearnet	USD	650	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.31% (pays semi-annually)	11/15/27	20,567
LCH.Clearnet	USD	300	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.32% (pays semi-annually)	11/17/27	8,389
LCH.Clearnet	USD	1,600	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.36% (pays semi-annually)	11/21/27	43,836
LCH.Clearnet	USD	1,655	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.48% (pays semi-annually)	12/27/27	31,508
LCH.Clearnet	USD	330	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.68% (pays semi-annually)	1/30/28	2,131
LCH.Clearnet	USD	140	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.72% (pays semi-annually)	1/31/28	344
LCH.Clearnet	USD	503	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.74% (pays semi-annually)	2/1/28	692
LCH.Clearnet	USD	370	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.82% (pays semi-annually)	2/5/28	(2,300)
LCH.Clearnet	USD	249	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.93% (pays semi-annually)	2/23/28	(3,623)
LCH.Clearnet	USD	250	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.85% (pays semi-annually)	3/16/28	(1,891)
LCH.Clearnet	USD	1,015	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.86% (pays semi-annually)	3/20/28	(7,875)

							$406,197

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Russia	ICE Clear Credit	$700	1.00% (pays quarterly)(1)	12/20/22	1.12%	$(3,531)	$8,396	$4,865

Total		$700				$(3,531)	$8,396	$4,865

51	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received	Net Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,150	1.00% (pays quarterly)(1)	6/20/22	1.61%	$(27,092)	$87,271	$60,179

Brazil	Citibank, N.A.	3,549	1.00% (pays quarterly)(1)	6/20/23	1.62	(104,002)	110,654	6,652

Brazil	Goldman Sachs International	900	1.00% (pays quarterly)(1)	6/20/23	1.62	(26,374)	28,470	2,096

Russia	Citibank, N.A.	2,800	1.00% (pays quarterly)(1)	12/20/22	1.12	(14,125)	54,717	40,592

Russia	HSBC Bank USA, N.A.	500	1.00% (pays quarterly)(1)	12/20/22	1.12	(2,522)	7,622	5,100
Russia	HSBC Bank USA, N.A.	300	1.00% (pays quarterly)(1)	6/20/23	1.23	(3,237)	2,788	(449)

Total		$9,199				$(177,352)	$291,522	$114,170

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2018, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $9,899,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

CMT	–	Constant Maturity Treasury
COF	–	Cost of Funds 11th District
DIP	–	Debtor In Possession
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

52	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Statement of Assets and Liabilities

Assets	March 31, 2018
Unaffiliated investments, at value (identified cost, $2,724,090,125)	$2,709,581,039
Affiliated investment, at value (identified cost, $23,966,937)	23,963,374
Cash	29,511,612
Deposits for derivatives collateral —
Financial futures contracts	1,825,585
Centrally cleared swap contracts	1,364,303
OTC derivatives	470,000
Reverse repurchase agreements	1,422,699
Foreign currency, at value (identified cost, $1,029,640)	1,031,087
Interest and dividends receivable	21,490,235
Dividends receivable from affiliated investment	69,511
Receivable for investments sold	3,194,097
Receivable for open forward foreign currency exchange contracts	878,401
Receivable for open swap contracts	114,619
Tax reclaims receivable	2,180
Prepaid upfront fees on notes payable	384,895
Prepaid expenses	56,080
Total assets	$2,795,359,717

Liabilities
Notes payable	$663,000,000
Payable for reverse repurchase agreements, including accrued interest of $132,793	111,481,054
Payable for investments purchased	33,599,110
Payable for when-issued securities	3,425,000
Payable for variation margin on open financial futures contracts	125
Payable for variation margin on open centrally cleared swap contracts	26,270
Payable for open forward foreign currency exchange contracts	34,986
Payable for open swap contracts	449
Premium received on open non-centrally cleared swap contracts	291,522
Payable to affiliates:
Investment adviser fee	1,731,336
Accrued expenses	2,452,293
Total liabilities	$816,042,145
Commitments and Contingencies (Note 13)
Auction preferred shares (10,665 shares outstanding) at liquidation value plus cumulative unpaid dividends	$266,734,546
Net assets applicable to common shares	$1,712,583,026

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 116,147,018 shares issued and outstanding	$1,161,470
Additional paid-in capital	1,827,864,804
Accumulated distributions in excess of net investment income	(5,545,653)
Accumulated net realized loss	(96,724,100)
Net unrealized depreciation	(14,173,495)
Net assets applicable to common shares	$1,712,583,026

Net Asset Value Per Common Share
($1,712,583,026 ÷ 116,147,018 common shares issued and outstanding)	$14.74

53	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Statement of Operations

Investment Income	Year Ended March 31, 2018
Interest and other income (net of foreign taxes, $2,726)	$131,722,219
Dividends	1,706,983
Dividends from affiliated investment	751,124
Total investment income	$134,180,326

Expenses
Investment adviser fee	$20,550,606
Trustees’ fees and expenses	101,500
Custodian fee	826,932
Transfer and dividend disbursing agent fees	18,880
Legal and accounting services	253,459
Printing and postage	569,704
Interest expense and fees	17,550,162
Preferred shares service fee	300,449
Miscellaneous	163,921
Total expenses	$40,335,613

Net investment income	$93,844,713

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$6,522,600
Investment transactions — affiliated investment	(22,419)
Financial futures contracts	1,068,772
Swap contracts	564,862
Foreign currency transactions	653,826
Forward foreign currency exchange contracts	(8,249,188)
Net realized gain	$538,453
Change in unrealized appreciation (depreciation) —
Investments	$(19,866,373)
Investments — affiliated investment	(396)
Financial futures contracts	(932,102)
Swap contracts	366,570
Foreign currency	(14,774)
Forward foreign currency exchange contracts	808,943
Net change in unrealized appreciation (depreciation)	$(19,638,132)

Net realized and unrealized loss	$(19,099,679)

Distributions to preferred shareholders
From net investment income	$(4,960,007)

Net increase in net assets from operations	$69,785,027

54	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$93,844,713	$104,427,224
Net realized gain	538,453	200,734
Net change in unrealized appreciation (depreciation)	(19,638,132)	97,125,557
Distributions to preferred shareholders —
From net investment income	(4,960,007)	(2,084,005)
Net increase in net assets from operations	$69,785,027	$199,669,510
Distributions to common shareholders —
From net investment income	$(95,060,901)	$(115,811,864)
Tax return of capital	(17,276,495)	(13,738,521)
Total distributions to common shareholders	$(112,337,396)	$(129,550,385)

Net increase (decrease) in net assets	$(42,552,369)	$70,119,125

Net Assets Applicable to Common Shares
At beginning of year	$1,755,135,395	$1,685,016,270
At end of year	$1,712,583,026	$1,755,135,395

Accumulated distributions in excess of net investment income included in net assets applicable to common shares
At end of year	$(5,545,653)	$(196,946)

55	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended March 31, 2018
Net increase in net assets from operations	$69,785,027
Distributions to preferred shareholders	4,960,007
Net increase in net assets from operations excluding distributions to preferred shareholders	$74,745,034
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,232,322,801)
Investments sold and principal repayments	1,158,386,500
Decrease in short-term investments, net	43,547,089
Net amortization/accretion of premium (discount)	16,668,371
Amortization of prepaid upfront fees on notes payable	522,071
Decrease in deposits for financial futures contracts	195,702
Increase in deposits for centrally cleared swap contracts	(1,196,911)
Decrease in deposits for OTC derivatives	360,000
Increase in deposits for reverse repurchase agreements	(753,699)
Decrease in interest and dividends receivable	436,485
Increase in dividends receivable from affiliated investment	(7,272)
Increase in receivable for open forward foreign currency exchange contracts	(648,955)
Decrease in receivable for open swap contracts	84,510
Decrease in receivable for closed swap contracts	145,390
Increase in tax reclaims receivable	(820)
Increase in prepaid expenses	(24,803)
Decrease in payable for variation margin on open financial futures contracts	(962,146)
Increase in payable for variation margin on open centrally cleared swap contracts	23,150
Decrease in payable for open forward foreign currency exchange contracts	(159,988)
Increase in payable for open swap contracts	449
Decrease in premium received on open non-centrally cleared swap contracts	(170,455)
Decrease in payable to affiliate for investment adviser fee	(10,318)
Increase in accrued expenses	454,296
Increase in accrued interest on reverse repurchase agreements	78,227
Decrease in unfunded loan commitments	(2,544,154)
Net change in unrealized (appreciation) depreciation from investments	19,866,769
Net realized gain from investments	(6,500,181)
Net cash provided by operating activities	$70,211,540

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(112,337,396)
Cash distributions paid to preferred shareholders	(4,882,203)
Proceeds from notes payable	182,000,000
Repayments of notes payable	(104,000,000)
Repayments of reverse repurchase agreements, net	(16,051,722)
Net cash used in financing activities	$(55,271,321)

Net increase in cash*	$14,940,219

Cash at beginning of year(1)	$15,602,480

Cash at end of year(1)	$30,542,699

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and reverse repurchase agreements	$16,483,836

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $3,621.

(1)	Balance includes foreign currency, at value.

56	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year (Common shares)	$15.110	$14.510	$16.010	$16.600	$16.860

Income (Loss) From Operations
Net investment income(1)	$0.808	$0.899	$0.979	$1.044	$1.018
Net realized and unrealized gain (loss)	(0.168)	0.834	(1.278)	(0.411)	(0.055)
Distributions to preferred shareholders
From net investment income(1)	(0.043)	(0.018)	(0.007)	(0.003)	(0.003)

Total income (loss) from operations	$0.597	$1.715	$(0.306)	$0.630	$0.960

Less Distributions to Common Shareholders
From net investment income	$(0.818)	$(0.991)	$(1.114)	$(1.197)	$(1.178)
Tax return of capital	(0.149)	(0.124)	(0.106)	(0.023)	(0.042)

Total distributions to common shareholders	$(0.967)	$(1.115)	$(1.220)	$(1.220)	$(1.220)

Anti-dilutive effect of share repurchase program (see Note 6)(1)	$—	$—	$0.026	$—	$—

Net asset value — End of year (Common shares)	$14.740	$15.110	$14.510	$16.010	$16.600

Market value — End of year (Common shares)	$13.020	$13.830	$13.180	$14.390	$15.250

Total Investment Return on Net Asset Value(2)	4.72%	12.99%	(0.62)%	4.73%	6.50%

Total Investment Return on Market Value(2)	0.99%	13.85%	0.44%	2.47%	(3.53)%

57	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Net assets applicable to common shares, end of year (000’s omitted)	$1,712,583	$1,755,135	$1,685,016	$1,881,988	$1,950,819
Ratios (as a percentage of average daily net assets applicable to common shares):(3)†
Expenses excluding interest and fees(4)	1.30%	1.32%	1.37%	1.35%	1.27%
Interest and fee expense(5)	1.00%	0.73%	0.63%	0.54%	0.44%
Total expenses(4)	2.30%	2.05%	2.00%	1.89%	1.71%
Net investment income	5.36%	6.01%	6.49%	6.44%	6.16%
Portfolio Turnover	43%	45%	33%	35%	37%
Senior Securities:
Total notes payable outstanding (in 000’s)	$663,000	$585,000	$660,000	$803,200	$828,200
Asset coverage per $1,000 of notes payable(6)	$3,985	$4,456	$3,957	$3,675	$3,677
Total preferred shares outstanding	10,665	10,665	10,665	10,665	10,665
Asset coverage per preferred share(7)	$71,059	$76,524	$70,461	$68,979	$69,546
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s APS (see Note 9), and the reverse repurchase agreements (see Note 10).

(6)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 284%, 306%, 282%, 276% and 278% at March 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(8)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Expenses excluding interest and fees	0.87%	0.87%	0.88%	0.86%	0.86%
Interest and fee expense	0.67%	0.49%	0.40%	0.34%	0.30%
Total expenses	1.54%	1.36%	1.28%	1.20%	1.16%
Net investment income	3.58%	3.99%	4.15%	4.10%	4.16%

58	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect

59

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Notes to Financial Statements — continued

market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of March 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly,

60

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Notes to Financial Statements — continued

the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

N  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a

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secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

O  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

P  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of March 31, 2018 is as follows:

APS Issued and Outstanding

Series A	2,133
Series B	2,133
Series C	2,133
Series D	2,133
Series E	2,133

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are

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recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2018, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at March 31, 2018	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	2.78%	$983,194	1.84%	1.10–2.78
Series B	2.63	995,041	1.87	1.31–2.66
Series C	2.81	993,405	1.86	1.37–2.81
Series D	2.74	998,308	1.87	1.34–2.74
Series E	2.75	990,059	1.86	1.25–2.75

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2018.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2018 and March 31, 2017 was as follows:

	Year Ended March 31,
	2018	2017

Distributions declared from:
Ordinary income	$100,020,908	$117,895,869
Tax return of capital	$17,276,495	$13,738,521

During the year ended March 31, 2018, accumulated net realized loss was decreased by $96,094,475, accumulated distributions in excess of net investment income was decreased by $827,488 and paid-in capital was decreased by $96,921,963 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, tax straddle transactions, premium amortization, accretion of market discount, defaulted bond interest and investments in partnerships.These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(88,305,981)
Net unrealized depreciation	$(28,137,267)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, futures contracts, swap contracts, investments in partnerships, premium amortization and accretion of market discount.

At March 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $21,436,361 and deferred capital losses of $66,869,620 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on March 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at March 31, 2018, $66,869,620 are long-term.

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The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at March 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,761,999,943

Gross unrealized appreciation	$43,786,767
Gross unrealized depreciation	(71,731,059)

Net unrealized depreciation	$(27,944,292)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended March 31, 2018, the Fund’s investment adviser fee amounted to $20,550,606. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

During the year ended March 31, 2018, EVM reimbursed the Fund $10,368 for a trading error. The amount of the reimbursement by EVM had an impact on total return on net asset value of less than 0.01%.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended March 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$900,093,674	$929,701,392
U.S. Government and Agency Securities	324,043,880	222,398,594

	$1,224,137,554	$1,152,099,986

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended March 31, 2018 and March 31, 2017.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended March 31, 2018 and March 31, 2017.

7  Restricted Securities

At March 31, 2018, the Fund owned the following securities (representing 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable

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under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Nine Point Energy Holdings, Inc.	7/15/14	25,410	$1,370,397	$187,526

Convertible Preferred Stocks
Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	555	$555,000	$814,723

Total Restricted Securities			$1,925,397	$1,002,249

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2018 is included in the Portfolio of Investments. At March 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $212,338. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $470,000 at March 31, 2018.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion

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of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2018 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$—	$—	$622,634	$622,634
Receivable for open forward foreign currency exchange contracts	—	878,401	—	878,401

Total Asset Derivatives	$—	$878,401	$622,634	$1,501,035

Derivatives not subject to master netting or similar agreements	$—	$—	$622,634	$622,634

Total Asset Derivatives subject to master netting or similar agreements	$—	$878,401	$—	$878,401

	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$(3,531)	$—	$(1,052,955)	$(1,056,486)
Payable for open forward foreign currency exchange contracts	—	(34,986)	—	(34,986)
Payable/receivable for open swap contracts; Premium received on open non-centrally cleared swap contracts	(177,352)	—	—	(177,352)

Total Liability Derivatives	$(180,883)	$(34,986)	$(1,052,955)	$(1,268,824)

Derivatives not subject to master netting or similar agreements	$(3,531)	$—	$(1,052,955)	$(1,056,486)

Total Liability Derivatives subject to master netting or similar agreements	$(177,352)	$(34,986)	$—	$(212,338)

*	For futures contracts and centrally cleared swap contracts, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared swap contracts, as applicable.

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The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of March 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$31,514	$(14,733)	$—	$—	$16,781	$—
Deutsche Bank AG	7,031	(7,031)	—	—	—	—
Goldman Sachs International	385,720	(26,374)	—	—	359,346	—
HSBC Bank USA, N.A.	75,378	(5,759)	—	—	69,619	—
JPMorgan Chase Bank, N.A.	23,874	—	—	—	23,874	—
State Street Bank and Trust Company	354,884	(20,253)	(89,903)	—	244,728	—

	$878,401	$(74,150)	$(89,903)	$—	$714,348	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(14,733)	$14,733	$—	$—	$—	$—
Citibank, N.A.	(118,127)	—	—	118,127	—	130,000
Deutsche Bank AG	(27,092)	7,031	—	—	(20,061)	—
Goldman Sachs International	(26,374)	26,374	—	—	—	340,000
HSBC Bank USA, N.A.	(5,759)	5,759	—	—	—	—
State Street Bank and Trust Company	(20,253)	20,253	—	—	—	—

	$(212,338)	$74,150	$—	$118,127	$(20,061)	$470,000

Total — Deposits for derivatives collateral — OTC derivatives						$470,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at March 31, 2018 is included at Note 10.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2018 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$1,068,772
Swap contracts	477,975	—	86,887

Forward foreign currency exchange contracts	—	(8,249,188)	—

Total	$477,975	$(8,249,188)	$1,155,659

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$—	$(932,102)
Swap contracts	(80,094)	—	446,664

Forward foreign currency exchange contracts	—	808,943	—

Total	$(80,094)	$808,943	$(485,438)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended March 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$2,192,000	$123,915,000	$74,402,000	$30,317,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with major financial institutions to borrow up to $900 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through December 21, 2018, the Fund pays a facility fee of 0.25% (0.35% if the Fund’s outstanding borrowings are less than 65% of the borrowing limit) per annum on the borrowing limit. The Fund also paid an upfront fee of $1,620,000, which is being amortized to interest expense over a period of three years through December 2018. The unamortized balance at March 31, 2018 is approximately $385,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2018, the Fund had borrowings outstanding under the Agreement of $663,000,000 at an interest rate of 2.63%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2018 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2018. Facility fees for the year ended March 31, 2018 totaled $2,281,250 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2018, the average borrowings under the Agreement and the average interest rate (excluding fees) were $603,536,986 and 2.17%, respectively.

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10  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of March 31, 2018 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate	Principal Amount	Value Including Accrued Interest	U.S. Treasury and Agency Securities Pledged as Collateral

Bank of America	3/8/18	4/10/18	1.88%	$74,273,417	$74,362,627	$76,434,993
KGS Alpha Capital	3/8/18	4/10/18	1.84	37,074,844	37,118,427	38,730,597

Total				$111,348,261	$111,481,054	$115,165,590

The Fund also pledged cash of $1,176,699 and $246,000 to Bank of America and KGS Alpha Capital, respectively, as additional collateral for its reverse repurchase agreements. At March 31, 2018, the remaining contractual maturity of all reverse repurchase agreements was less than 30 days.

For the year ended March 31, 2018, the average borrowings under settled reverse repurchase agreements and the average interest rate were $119,384,557 and 1.37%, respectively. The reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. At March 31, 2018, the market value of securities and cash pledged for the benefit of counterparties for reverse repurchase agreements exceeded the amount of borrowings for each counterparty. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at March 31, 2018. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2018.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

69

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Notes to Financial Statements — continued

At March 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$924,010,818	$3,277,627	$927,288,445
Corporate Bonds & Notes	—	879,255,634	—	879,255,634
Foreign Corporate Bonds	—	1,603,226	—	1,603,226
Foreign Government Securities	—	84,183,357	—	84,183,357
Sovereign Loans	—	5,015,764	—	5,015,764
Mortgage Pass-Throughs	—	155,768,860	—	155,768,860
Collateralized Mortgage Obligations	—	468,166,910	—	468,166,910
Commercial Mortgage-Backed Securities	—	75,823,274	—	75,823,274
Asset-Backed Securities	—	63,825,352	—	63,825,352
U.S. Government Agency Obligations	—	10,353,746	—	10,353,746
Common Stocks	1,328,620	4,911,936	8,014,393	14,254,949
Convertible Bonds	—	223,371	—	223,371
Convertible Preferred Stocks	—	—	814,723	814,723
Preferred Stocks	686,700	—	—	686,700
Closed-End Funds	21,817,751	—	—	21,817,751
Miscellaneous	—	—	0	0
Short-Term Investments —
U.S. Treasury Obligations	—	498,977	—	498,977
Other	—	23,963,374	—	23,963,374

Total Investments	$23,833,071	$2,697,604,599	$12,106,743	$2,733,544,413

Forward Foreign Currency Exchange Contracts	$—	$878,401	$—	$878,401
Futures Contracts	166,209	—	—	166,209
Swap Contracts	—	456,425	—	456,425

Total	$23,999,280	$2,698,939,425	$12,106,743	$2,735,045,448

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(34,986)	$—	$(34,986)
Futures Contracts	(1,002,727)	—	—	(1,002,727)
Swap Contracts	—	(231,111)	—	(231,111)

Total	$(1,002,727)	$(266,097)	$—	$(1,268,824)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2018 is not presented.

At March 31, 2018, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

13  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the

70

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Notes to Financial Statements — continued

time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $4,460,000 (equal to 0.26% of net assets applicable to common shares at March 31, 2018). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

71

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 18, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

72

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

73

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 18, 2018. The following action was taken by the shareholders:

Item 1.  The election of George J. Gorman, Helen Frame Peters and Susan J. Sutherland as Class III Trustees of the Trust for a three-year term expiring in 2021. Mr. Gorman was elected solely by APS shareholders.

Nominees for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Helen Frame Peters	102,905,586	1,535,850
Susan J. Sutherland	102,832,439	1,608,997

Nominees for Trustee Elected by APS Shareholders	Number of Shares
	For	Withheld
George J. Gorman	7,465	227

74

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

75

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

76

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee(4)	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

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Eaton Vance

Limited Duration Income Fund

March 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee(4)	Until 2020. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Susan J. Sutherland 1957	Class III Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2020. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds in 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Class I Trustee	Until 2019. Trustee since 2016.

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

78

Eaton Vance

Limited Duration Income Fund

March 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(4)	APS Trustee

79

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

80

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1856    3.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice

President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2017 and March 31, 2018 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/17	3/31/18
Audit Fees	$133,715	$133,265
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,201	$23,019
All Other Fees(3)	$0	$0

Total	$154,916	$156,284

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2017 and March 31, 2018; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/17	3/31/18
Registrant	$21,201	$23,019
Eaton Vance(1)	$46,000	$155,208

(1)	The Investment Adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Catherine C. McDermott, Scott H. Page, Eric A. Stein, Payson F. Swaffield, Andrew Szczurowski and Michael W. Weilheimer comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since May 2003 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since May 2003. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mr. Weilheimer is a Vice President of EVM, has been a portfolio manager of the Fund since May 2003 and is Director of EVM’s High Yield Investments Group. Ms. McDermott and Messrs. Page, Stein, Swaffield, Szczurowski and Weilheimer have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	2	$3,099.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	14	$30,722.8	0	$0
Other Pooled Investment Vehicles	13	$8,747.6	1	$2.4
Other Accounts	8	$6,414.8	0	$0

Eric A. Stein(1)
Registered Investment Companies	14	$50,283.8	0	$0
Other Pooled Investment Vehicles	3	$445.3	1	$15.1
Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	2	$3,099.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andrew Szczurowski(1)
Registered Investment Companies	6	$7,121.4	0	$0
Other Pooled Investment Vehicles	1	$194.0	0	$0
Other Accounts	0	$0	0	$0

Michael W. Weilheimer
Registered Investment Companies	7	$9,971.4	0	$0
Other Pooled Investment Vehicles	3	$581.7	0	$0
Other Accounts	21	$4,165.1	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Catherine C. McDermott	None
Scott H. Page	$500,001 - $1,000,000
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	$100,001 - $500,000
Andrew Szczurowski	$10,001 - $50,000
Michael W. Weilheimer	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule, and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
April 2017	—	—	—	10,354,702
May 2017	—	—	—	10,354,702
June 2017	—	—	—	10,354,702
July 2017	—	—	—	10,354,702
August 2017	—	—	—	10,354,702
September 2017	—	—	—	10,354,702
October 2017	—	—	—	10,354,702
November 2017	—	—	—	10,354,702
December 2017	—	—	—	10,354,702
January 2018	—	—	—	10,354,702
February 2018	—	—	—	10,354,702
March 2018	—	—	—	10,354,702

Total	—	—	—

*	On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 24, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 24, 2018